Rule 497(e)
                                                 File Nos. 33-69686 and 811-8064

Prospectus
September 7, 1999

The Montgomery Funds II(SM)

MONTGOMERY INSTITUTIONAL SERIES:
     International Growth Portfolio
     Emerging Markets Focus Portfolio

The Montgomery Funds II has registered each mutual fund offered in this prospectus with the U.S. Securities and Exchange Commission (SEC). That registration does not imply, however, that the SEC endorses the Funds.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 [Sidebar]

-------------------------
   How to Contact Us
-------------------------

Montgomery Institutional
Advisory Services
800.627.7933

Montgomery Web Site
www.montgomeryasset.com

Address General
Correspondence to:
The Montgomery Funds II
101 California Street
San Francisco, CA 94111-9361

                               [Table of Contents]


MONTGOMERY INSTITUTIONAL SERIES

TABLE OF CONTENTS

Montgomery Institutional Series

International Growth Portfolio.................................................5
Emerging Markets Focus Portfolio...............................................7
Portfolio Management..........................................................10
     International Growth Portfolio...........................................10
     Emerging Markets Focus Portfolio.........................................10
     Management Fees..........................................................10
Additional Investment Strategies and Related Risks

     Emerging Markets Portfolio...............................................10
     The Euro: Single European Currency.......................................11
     Defensive Investments....................................................12
     Portfolio Turnover.......................................................12
     The Year 2000............................................................12
Financial Highlights..........................................................13
What You Need to Know About Your Montgomery Account...........................15
     How Fund Shares Are Priced...............................................15
     Investing in the Funds Through Financial Intermediaries..................16
     Investing in the Funds Directly with Montgomery..........................16
     Opening a New Account....................................................16
     Buying Additional Shares.................................................17
     Exchanging Shares........................................................18
     Selling Shares...........................................................18
     Other Policies...........................................................19
     Tax Withholding Information..............................................20
     After You Invest.........................................................21

This prospectus contains important information about the investment objectives, strategies and risks of the Montgomery Institutional Series: International Growth and Emerging Markets Focus Portfolios (each a "Fund" and, collectively, the "Funds") that you should know before you invest in them. Please read it carefully and keep it on hand for future reference.

Please be aware that the Funds:
[ ]  Are not bank deposits
[ ] Are not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (FDIC)

You should also know that you could lose money by investing in the Funds.

International Growth Portfolio |


Objective
[ ] Seeks long-term capital appreciation by investing in medium- and large-cap companies in developed stock markets outside the United States

Strategy  [clipart]

The Fund invests at least 85% of its total net assets in the stocks of companies outside the United States whose shares have a stock market value (market capitalization) of more than $1 billion. The Fund currently concentrates its investments in the stock markets of western Europe, particularly the United Kingdom, France, Germany, Italy and the Netherlands, as well as developed markets in Asia, such as Japan and Hong Kong. The Fund typically invests in at least three different countries outside the United States, with no more than 40% of its assets in any one country.

The portfolio managers seek well-managed companies that they believe will be able to increase their sales and corporate earnings on a sustained basis. In addition, the portfolio managers purchase shares of companies that they consider to be under- or reasonably valued relative to their long-term prospects. The managers favor companies that they believe have a competitive advantage, offer innovative products or services and may profit from such trends as deregulation and privatization. On a strategic basis, the Fund's assets may be allocated among countries in an attempt to take advantage of market trends. The Fund's portfolio managers and analysts frequently travel to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends that affect investments in those countries.

Risks  [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. This Fund's investments in medium-cap stocks may cause its shares to fluctuate more in value than funds investing exclusively in larger-cap stocks, because medium-cap stocks may fluctuate more than large-cap stock and trade less frequently and in more limited volume. As with any stock fund, the value of your investment also will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to the activities of individual companies.

By investing primarily in foreign stocks, the Fund may expose shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. In addition, most of the securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar. Although the introduction by the European Union of a single European currency (the "euro") has occurred, uncertainties continue to exist that could negatively affect the Fund's investments in European companies.

Past Fund Performance The Fund was launched on June 30, 1998. Performance results have not been provided, because the Fund has not been in existence for a full calendar year.

Fees & Expenses  [clipart]

The following  table shows the fees and expenses you may pay if you buy and hold shares of this Fund.  Montgomery does not impose any front-end or deferred sales loads on this Fund.
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee                                                                               1.50%+

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)++
    Management Fee#                                                                              0.75%
    Distribution/Service (12b-1) Fee                                                             0.00%
    Other Expenses                                                                               0.34%
    --------------------------------------------------------------------------------------------------
    Total Annual Fund Operating Expenses                                                         1.09%
       Fee Reduction and/or Expense Reimbursement                                                0.19%
    --------------------------------------------------------------------------------------------------
    Net Expenses                                                                                 0.90%

+ The 1.50% redemption fee applies only to those shares redeemed within one year from the date of purchase and is paid to the Fund. Shareholders who have invested at least $2,000,000 in the Fund (less any prior redemptions) are not subject to the redemption fee. $10 will be deducted from redemption proceeds sent by wire or overnight courier.
++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expense) to 0.90%. This contract has a rolling 10-year term.
# The management fee of 0.75% will be reduced to 0.65% for those assets over $500 million.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
   $91          $286          $498            $1,105


PORTFOLIO MANAGEMENT [clipart]                          [sidebar]
John Boich and Oscar Castro                             For financial highlights
For more details see page 14.                           see page 19.

Emerging Markets Focus Portfolio |

Objective

[ ] Seeks long-term capital appreciation by investing in companies based or operating primarily in developing economies throughout the world

Strategy  [clipart]

The Fund normally invests at least 65% of its total assets in equity securities of no less than three and no more than 10 developing countries. The Fund may invest up to 50% of its total assets in a single emerging market. The Manager currently regards the following to be developing countries/economies:

[ ] Latin America: Argentina, Brazil, Chile, Colombia, Costa Rica, Jamaica, Mexico, Peru, Trinidad and Tobago, Uruguay and Venezuela
[ ] Asia: Bangladesh, China/Hong Kong, India, Indonesia, South Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand and Vietnam
[ ] Europe: Czech Republic, Greece, Hungary, Kazakhstan, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, Turkey and Ukraine
[ ]   The Middle East: Israel and Jordan
[ ] Africa: Egypt, Ghana, Ivory Coast, Kenya, Morocco, Nigeria, South Africa, Tunisia and Zimbabwe

The Fund may add other emerging markets to its investment universe in the future.

The Fund's strategy combines computer-based screening techniques with in-depth financial review and on-site analysis of companies, countries and regions to identify potential investments. The Fund's portfolio manager and analysts frequently travel to the emerging markets to gain firsthand insight into the economic, political and social trends that affect investments in those countries. These techniques help determine in which stocks and countries the Fund will invest. The Fund allocates its assets among emerging countries with stable or improving macroeconomic environments and invests in companies within those countries that the portfolio manager believes to have high capital appreciation potential without excessive risks. The Manager may sell stocks "short" (sell a security it does not own) in an effort to partially hedge the Fund's other investments or to garner returns from insights made from its research.

Risks   [clipart]

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. In addition, the risks of investing in emerging markets are considerable. Emerging stock markets tend to be much more volatile than the U.S. market due to the relative immaturity, and occasional instability, of their political and economic systems. In the past many emerging markets restricted the flow of money into or out of their stock markets, and some continue to impose restrictions on foreign investors. These markets tend to be less liquid and offer less regulatory protection for investors. The economies of emerging countries may be predominantly based on only a few industries or on revenue from particular commodities, international aid or other assistance. In addition, most of the securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar. Because the Fund will invest a larger percentage of its assets in fewer countries (three to 10), the value of an investment in the Fund may be more volatile and subject to higher risks than investments in other general emerging markets mutual funds or foreign stock mutual funds. Also, short sales are speculative investments and will cause the Fund to lose money if the value of a security does not go down as the Manager expects.

Past Fund Performance The bar chart on the left below shows the risks of investing in the Fund and how the Fund's total return has varied from year to year. The table on the right compares the Fund's performance with a commonly used index for its market segment. Of course, past performance is no guarantee of future results.

[bar chart]
   1998
-------------------
     -20.76%


Average Annual Returns through 12/31/98

Emerging Markets Focus Portfolio             -20.76%            -20.76%
MSCI Emerging Markets Free Index+            -25.34%            -25.34%
------------------------------------------------------------------------------
                                             1 Year             Inception
                                                               (12/31/97)

During the one-year period described above in the bar chart, the Fund's best quarter was Q1 1998 (+14.40%) and its worst quarter was Q2 1998 (-18.29%). The Fund's 1999 return through 6/30/99 was 69.46%.

+ This is an unmanaged, capitalization-weighted index that includes 26 emerging markets countries, representing securities available to U.S. investors.

Fees & Expenses [clipart]

The following  table shows the fees and expenses you may pay if you buy and hold shares of the Fund. Montgomery does not impose any front-end sales loads on this
Fund.
Shareholder Fees (fees paid directly from your investment)
    Redemption Fee                                                                      1.00%+

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)++
    Management Fee#                                                                     1.10%
    Distribution/Service (12b-1) Fee                                                    0.00%
    Other Expenses                                                                      7.72%
    -----------------------------------------------------------------------------------------
    Total Annual Fund Operating Expenses                                                8.82%
       Fee Reduction and/or Expense Reimbursement                                       7.22%
    -----------------------------------------------------------------------------------------
    Net Expenses                                                                        1.60%

+ The 1.00% redemption fee applies only to those shares redeemed within one year from the date of purchase and is paid to the Fund. Shareholders who have invested at least $500,000 in the Fund (less any prior redemptions) are not subject to the redemption fee. $10 will be deducted from redemption proceeds sent by wire or overnight courier.
++ Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expense) to 1.60%. This contract has a rolling 10-year term.
# The management fee of 1.10% will be reduced to 1.00% for those assets over $250 million and to 0.90% for those assets over $500 million.

Example of Fund expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

 1 Year        3 Years       5 Years         10 Years
-----------------------------------------------------
  $162          $504          $869            $1,893

PORTFOLIO MANAGEMENT [clipart]                          [sidebar]
Josephine Jimenez                                       For financial highlights
For more details see page 14.                           see page 20.

PORTFOLIO MANAGEMENT

Montgomery Asset Management

The investment manager of the Funds is Montgomery Asset Management, LLC, 101 California Street, San Francisco, California 94111. Founded in 1990, Montgomery Asset Management is a subsidiary of Commerzbank AG, one of the largest publicly held commercial banks in Germany. As of June 30, 1999, Montgomery Asset
Management managed approximately $4.5 billion on behalf of some 250,000 investors in The Montgomery Funds. Montgomery may rely on the expertise, research and resources of Commerzbank AG and its worldwide affiliates in managing the Funds.

International Growth Portfolio

[photo] JOHN BOICH, CFA, senior portfolio manager of the Montgomery International Growth Portfolio (since inception, 1998). He joined Montgomery in 1993 as a senior portfolio manager and managing director. From 1990 to 1993, Mr. Boich was a vice president and portfolio manager at The Boston Company
Institutional Investors, Inc. From 1989 to 1990, he was co-founder and co-manager of the Common Goal World Fund, a global equity partnership.

[photo] OSCAR CASTRO, CFA, senior portfolio manager of the Montgomery International Growth Portfolio (since inception, 1998). He joined Montgomery in 1993 as a senior portfolio manager and managing director. From 1991 to 1993, Mr. Castro was a vice president and portfolio manager at G.T. Capital Management, Inc. From 1989 to 1990, he was co-founder and co-manager of the Common Goal World Fund, a global equity partnership.

Emerging Markets Focus Portfolio

[photo] JOSEPHINE JIMENEZ, CFA, senior portfolio manager of the Montgomery Emerging Markets Focus Portfolio (since inception, 1997). Before joining Montgomery in 1991 as a senior portfolio manager and managing director, Ms. Jimenez worked at Emerging Markets Investors Corp./Emerging Markets Management in Washington, D.C., as a senior analyst and portfolio manager. The research and analysis methods she helped develop, including a proprietary stock valuation model for hyperinflationary economies, are the foundation of her investment strategy.

Management Fees

The table shows the management fee rate paid to Montgomery Asset Management over the past fiscal year.

Montgomery Institutional Series:                     (annual rate)
------------------------------------------------------------------
International Growth Portfolio                          0.75%
Emerging Markets Focus Portfolio                        1.12%*

* On May 26, 1999, the contractual rate for the Emerging Markets Focus Portfolio was reduced to 1.10%.

ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS

Emerging Markets Focus Portfolio

The Manager may sell stocks "short" that it believes will go down. A short position is when the Fund sells a security that it has borrowed. The Fund will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock increases or decreases between the time it is sold and when the Fund replaces the borrowed security. As a result, an investment in this Fund may be more volatile than investments in other mutual funds. This Fund is not appropriate for conservative investors.

There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice, and if that occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those the securities were sold short at. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund.

The Fund also may make short sales "against-the-box," in which it sells short securities it owns. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a "constructive sale" requiring the Fund to recognize any taxable gain from the transaction.

Until the Fund replaces a borrowed security it will designate sufficient U.S. government securities, and other liquid debt and equity securities to cover any difference between the value of the security sold short and any collateral deposited with a broker or other custodian. In addition, the value of the designated securities must be at least equal to the original value of the securities sold short. Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold exceeds 100% of the value of the Fund's net assets.

The Euro:  Single European Currency

On January 1, 1999, the European Union (EU) introduced a single European currency called the euro. Eleven of the fifteen EU members that have begun to convert their currencies to the euro are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain (leaving out Britain, Sweden, Denmark and Greece). For the first three years, the euro will be a phantom currency (only an accounting entry). Euro notes and coins will begin circulating in 2002.

The introduction of the euro has occurred, but the following uncertainties will continue to exist for some time:

[ ] Whether the payment, valuation and operational systems of banks and financial institutions can operate reliably
[ ] The applicable conversion rate for contracts stated in the national currency of an EU member
[ ] The ability of clearing and settlement systems to process transactions reliably
[ ]   The effects of the euro on European financial and commercial markets
[ ] The effect of new legislation and regulations to address euro-related issues

These and other factors could cause market disruptions and affect the value of your shares in a Fund that invests in companies conducting business in Europe. Montgomery and its key service providers have taken steps to address euro-related issues, but there can be no assurance that these efforts will be sufficient.

Defensive Investments

At the discretion of its portfolio manager(s), each Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes. Such a stance may help a Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, a Fund may not achieve its investment objective. For example, should the market advance during this period, a Fund may not participate as much as it would have if it had been more fully invested.

Portfolio Turnover

The Funds' portfolio managers will sell a security when they believe it is appropriate to do so, regardless of how long a Fund has owned that security. Buying and selling securities generally involves some expense to a Fund, such as commission paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund's annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. Increased brokerage costs may adversely affect a Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high. See "Financial Highlights," beginning on page __, for each Fund's historical portfolio turnover.

The Year 2000

The common past practice in computer programming of using just two digits to identify a year has resulted in the year 2000 challenge throughout the information technology industry. Many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. This failure could adversely affect a Fund's operations, including pricing, securities trading and the servicing of shareholder accounts.

Although the rollover into 2000 has occurred, noncompliant computer systems could have a material adverse effect on a Fund's business, operations or financial condition. Additionally, a Fund's performance could be hurt if a computer system failure at a company or governmental unit affects the prices of securities the Fund owns. Issuers in countries outside of the United States, particularly in emerging markets, may not be required to make the same level of disclosure about year 2000 readiness as required in the United States. Montgomery, of course, cannot audit any company and its major suppliers to verify their year 2000 readiness. Montgomery understands that many foreign countries and companies are well behind their U.S. counterparts in preparing for 2000.

FINANCIAL HIGHLIGHTS

The financial  highlights  table is intended to help you  understand  the Fund's performance for the periods shown. The following  financial  information for the period  ended June 30, 1999 was  audited by  PricewaterhouseCoopers  LLP.  Their
August 18,  1999  report  appears  in the 1999  Annual  Report of the Fund.  The
information   for  the  period   ended  March  31,  1998  was  also  audited  by
PricewaterhouseCoopers LLP, whose report is also included here. The total return in the table represents the rate that an investor would have earned (or lost) on
an  investment  in  the  Fund  (assuming   reinvestment  of  all  dividends  and
distributions).

[table]
--------------------------------------------------------------------------------------------------
                                                             MONTGOMERY INSTITUTIONAL SERIES:
                                                              INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------
SELECTED PER-SHARE DATA:                                         For the Fiscal Year Ended
                                                                      June 30, 1999(a)
Net Asset Value--Beginning of Period                                     $  10.00
Net investment income/(loss)                                                 0.08
Net realized and unrealized gain/(loss) on
investments                                                                  0.10
Net increase/(decrease) in net assets
   resulting from investment operations                                      0.18
Distributions to shareholders:
     Dividends from net investment income                                    --
     Distributions in excess of net investment income                        --
     Distributions from net realized capital gains                           --
     Distributions in excess of net realized capital gains                   --
     Distributions from capital
Total Distributions:

Net Asset Value--End of Period                                           $  10.18
Total Return*                                                                1.80%
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:

Net assets, end of year (in 000's)                                       $148,831
Ratio of net investment income/(loss) to
   average net assets                                                        1.50%
Net investment income/(loss) before reduction of
   fees by Manager                                                          $0.07
Portfolio turnover rate                                                       155%
Expense ratio before reduction of fees by Manager,
   including interest and tax expenses                                       1.09%
Expense ratio including interest and tax expenses                            0.90%
Expense ratio excluding interest and tax expenses                            0.90%
--------------------------------------------------------------------------------------------------

(a)   The Montgomery Institutional Series: International Growth Portfolio commenced operations on June 30, 1998.
*     Total return represents aggregate total return for the period indicated.

--------------------------------------------------------------------------------------------------------------------
                                                                   MONTGOMERY INSTITUTIONAL SERIES:
                                                                 EMERGING MARKETS FOCUS PORTFOLIO(a)
--------------------------------------------------------------------------------------------------------------------
                                                      Three Months Ended              Fiscal Year Ended
SELECTED PER-SHARE DATA FOR
THE PERIOD ENDED:                                      June 30, 1999(b)      March 31, 1999++      March 31, 1998++
Net Asset Value--Beginning of Period                       $ 9.63                $11.43                $10.00
Net investment income/(loss)                                 0.04                  0.12                  0.27
Net realized and unrealized gain/(loss) on
investments                                                  3.48                 (1.76)                 1.16
Net increase/(decrease) in net assets
   resulting from investment operations                      3.52                 (1.64)                 1.43
Distributions to shareholders:
     Dividends from net investment income                     --                  (0.16)                  --
     Distributions in excess of net investment income         --                    --                    --
     Distributions from net realized capital gains            --                    --                    --
     Distributions in excess of net realized                  --                    --                    --
     capital gains                                            --                  (0.16)                  --
     Distributions from capital
Total Distributions:

Net Asset Value--End of Period                             $13.15                $ 9.63                $11.43
Total Return*                                               36.55%               (14.04)%               14.40%
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:

Net assets, end of year (in 000's)                         $2,551                $1,655                $1,789

Ratio of net investment income/(loss) to
   average net assets                                        0.05%+                1.24%                10.46%+
Net investment income/(loss), before reduction of
   fees by Manager                                         $(0.10)               $(0.52)               $(0.07)
Portfolio turnover rate                                       200%                  437%                   71%
Expense ratio before reduction of fees by Manager,
   including interest and tax expenses                       8.82%+                8.68%                15.34%+
Expense ratio including interest and tax expenses            1.73%+                2.10%                 2.10%+
Expense ratio excluding interest and tax expenses            1.73%+                2.10%                 2.10%+
--------------------------------------------------------------------------------------------------------------------

(a)  The Montgomery Institutional Series: Emerging Markets Focus Portfolio commenced operations on December 31,
     1997.
(b)  For the period April 1, 1999 to June 30, 1999.
  *  Total return represents  aggregate total return for the periods  indicated.
  +  Annualized.
 ++  Per-share numbers have been calculated using the average share method,  which more  appropriately  represents the  per-share  data for the period,  since the use of the  undistributed  income  method did not accord with results of operations.

WHAT YOU NEED TO KNOW ABOUT YOUR MONTGOMERY ACCOUNT

You pay no sales charge to invest in the Funds.  Trade  requests  received after the close of trading on the New York Stock Exchange  (NYSE),  normally 1:00 P.M.
Pacific time (4:00 P.M. eastern time) will be executed at the following business day's  closing  price.  The  minimum  initial  investments  for the Funds are as follows:
--------------------------------------------------------------------------------------------------------------------
                                                                                          Minimum Subsequent
Montgomery Institutional Series:                   Minimum Initial Investment                 Investments
--------------------------------------------------------------------------------------------------------------------
International Growth Portfolio                             $2,000,000                            $10,000
--------------------------------------------------------------------------------------------------------------------
Emerging Markets Focus Portfolio                           $  500,000                            $10,000
--------------------------------------------------------------------------------------------------------------------

Under certain conditions we may waive these minimums. If you buy shares through a broker or investment advisor, different requirements may apply. All investments must be made in U.S. dollars. Purchases may also be made in certain circumstances by payment of securities. See "In-Kind Purchases" below and the Statement of Additional Information for further details.

We must receive payment from you within three business days of your purchase. In addition, the Funds and the Distributor each reserve the right to reject any purchase.

How Fund Shares Are Priced

How and when we calculate the Funds' price or net asset value (NAV) determines the price at which you will buy or sell shares. We calculate a Fund's NAV by dividing the total value of its assets by the number of outstanding shares. We base the value of the Funds' investments on their market value, usually the last price reported for each security before the close of market that day. A market price may not be available for securities that trade infrequently. Occasionally, an event that affects a security's value may occur after the market closes. This is more likely to happen for foreign securities traded in foreign markets that have different time zones than in the United States. Major developments affecting the prices of those securities may occur after the foreign markets in which such securities trade have closed, but before the Fund calculates its NAV. In this case, Montgomery, under the supervision of the Fund's Board of Trustees or Pricing Committee, will make a good-faith estimate of the security's "fair value," which may be higher or lower than security's closing price in its relevant market.

We calculate the NAV of each Fund after the close of trading on the NYSE every day that the NYSE is open. We do not calculate the NAVs on the days that the NYSE is closed for trading. An exception applies as described below. If we receive your order by the close of trading on the NYSE, you can purchase shares at the price calculated for that day. The NYSE usually closes at 4:00 P.M. eastern time on weekdays, except for holidays. If your order and payment are received after the NYSE has closed, your shares will be priced at the next NAV we determine after the receipt of your order. More details about how we calculate the Funds' NAVs are in the Statement of Additional Information.

  [ ]Foreign Funds. Several of our Funds invest in securities denominated in foreign currencies and traded on foreign exchanges. To determine their value, we convert their foreign-currency price into U.S. dollars by using the exchange rate last quoted by a major bank. Exchange rates fluctuate frequently and may affect the U.S. dollar value of foreign-denominated securities, even if their market price does not change. In addition, some foreign exchanges are open for trading when the U.S. market is closed. As a result, a Fund's foreign securities--and its price--may fluctuate during periods when you can't buy, sell or exchange shares in the Fund.

Foreign Investors

Foreign citizens and resident aliens of the United States living abroad may not invest in the Funds.

INVESTING IN THE FUNDS THROUGH FINANCIAL INTERMEDIARIES

The Funds are available to institutional investors and investment advisors through select programs.

[sidebar]
Buying  and  Selling  Shares  Through   Securities   Brokers  and  Benefit  Plan
Administrators

You may purchase and sell shares through securities brokers and benefit plan administrators or their subagents. You should contact them directly for information regarding how to invest or redeem through them. They may also charge you service or transaction fees. If you purchase or redeem shares through them, you will receive the NAV calculated after receipt of the order by them (generally, 4:00 P.M. eastern time) on any day the NYSE is open. If your order is received by them after that time, it will be purchased or redeemed at the next calculated NAV. Brokers and benefit plan administrators who perform shareholder servicing for the Funds may receive fees from the Funds or Montgomery for providing these services.

INVESTING IN THE FUNDS DIRECTLY WITH MONTGOMERY

Opening a New Account

By Mail Send your completed application, with a check payable to The Montgomery Institutional Series: [Fund Name], to the appropriate address at right. Your check must be in U.S. dollars and drawn only on a bank located in the United States. We do not accept third-party checks, "starter" checks, credit-card checks, instant-loan checks or cash investments. We may impose a charge on checks that do not clear.

By Wire Call us at (800) 627-7933, option (2), to let us know that you intend to make your initial investment by wire. Tell us your name, the amount you want to invest and the Fund(s) in which you want to invest. We will give you further instructions and a fax number to which you should send your completed New Account application. To ensure that we handle your investment accurately, include complete account information in all wire instructions. Then request your bank to wire money from your account to the attention of:

Investors Fiduciary Trust Company
ABA #101003621
For: DST Systems, Inc.

and include the following:

Account #7526601
Attention: The Montgomery Funds II
For credit to: [shareholder(s) name]
Shareholder Account Number:
[shareholder(s) account number]
Name of Fund: [Montgomery Institutional Series: Fund name]

Please note that your bank may charge a wire transfer fee.

By Phone To make an initial investment by phone, you must have been a current Montgomery shareholder for at least 30 days. Your purchase of a new Fund must meet its investment minimum and is limited to the total value of your existing accounts or $10,000, whichever is greater. To complete the transaction, we must receive payment within three business days. We reserve the right to collect any losses from your account if we do not receive payment within that time.

In-Kind Purchases An investor may purchase shares of the Funds by tendering payment in-kind in the form of securities, provided that any such tendered securities are readily marketable, their acquisition is consistent with the Funds' investment objectives and policies, and the tendered securities are otherwise acceptable to the Funds' portfolio managers. For purposes of in-kind purchases, a security will be considered "readily marketable" if it is in the process of undergoing customary settlement and/or registration in its primary market. For purposes of sales of shares of the Funds of such securities, the tendered securities shall be valued at the identical time and in the identical manner that the portfolio securities of the Funds are valued for the purpose of calculating the net asset value of the Funds' shares.

Buying Additional Shares

By Mail Complete the form at the bottom of any Montgomery statement and mail it with your check payable to The Montgomery Institutional Series: [Fund Name]. Or mail the check with a signed letter noting the name of the Fund in which you want to invest, as well as your account number and telephone number. We will mail you a confirmation of your investment. Note that we may impose a charge on checks that do not clear.

[sidebar]
Regular Mail

The Montgomery Funds II
c/o DST Systems, Inc.
P.O. Box 419073
Kansas City, MO 64141-6073

Express Mail or Overnight Courier

The Montgomery Funds II
c/o DST Systems, Inc.
210 West 10th Street, 7th Floor
Kansas City, MO 64105-1614

By Phone Current shareholders are automatically eligible to buy shares by phone. To buy shares in a Fund you currently own or to invest in a new Fund, call (800) 627-7933 option (2). There are restrictions on the dollar amount of shares you may buy by phone.

We must receive payment for your purchase within three business days of your request. To ensure that we do, you can:


  [ ] Transfer money directly from your bank account by mailing a written request and a voided check or deposit slip (for a savings account)

  [ ] Send us a check by overnight or second-day courier service

  [ ] Instruct your bank to wire money to our affiliated bank using the information provided earlier in this section

  [ ] By Wire There is no need to contact us when buying additional shares by wire. Instruct your bank to wire funds to our affiliated bank using the information provided earlier in this section.

Exchanging Shares

You may exchange shares in one Fund for shares in another, in accounts with the same registration, Taxpayer Identification Number and address. Applicable minimums apply to exchanges as well as purchases. Note that an exchange may result in a realized gain or loss for tax purposes. You may exchange shares by phone, at (800) 627-7933, option(2).

Other Exchange Policies

[ ] We will process your exchange order at the "next-calculated" NAV. This means that if your exchange order is received after 4:00 P.M. eastern time on a particular day, it will be processed at the NAV calculated on the next trading day.

[ ] You may exchange shares only in Funds that are qualified for sale in your state and that are offered in this prospectus. You may not exchange shares in one Fund for shares of another that is currently closed to new shareholders unless you are already a shareholder in the closed fund.

[ ] Because excessive exchanges can harm a Fund's performance, we reserve the right to terminate your exchange privileges if you make more than four exchanges out of any one Fund during a 12-month period. We may also refuse an exchange into a Fund from which you have sold shares within the previous 90 days
(accounts under common control and accounts having the same Taxpayer Identification Number will be counted together).

Selling Shares

You may sell some or all of your Fund shares on days that the NYSE is open for trading. Note that a redemption may result in a realized gain or loss for tax purposes.

Your shares will be sold at the next NAV we calculate for the Fund after receiving your order. We will promptly pay the proceeds to you, less any redemption charges, normally within three business days of receiving your order and all necessary documents (including a written redemption order with the appropriate signature guarantee). We will mail or wire you the proceeds, depending on your instructions. Although shares purchased by check will be redeemed at the next-calculated NAV, redemption proceeds will not be made available until 15 days after the purchase date. Within this 15-day period, you may choose to exchange your investment into a Montgomery money market fund if you have a prospectus for one of those funds.

Shares can be sold in several ways:

[ ] By Mail Send us a letter including your name, Montgomery account number, the Fund from which you would like to sell shares and the dollar amount or number of shares you want to sell. You must sign the letter in the same way your account is registered. If you have a joint account, all account holders must sign the letter.

If you want the proceeds to go to a party other than the account owner(s) or your predesignated bank account, or if the dollar amount of your redemption exceeds $50,000, you must obtain a signature guarantee (not a notarization), available from many commercial banks, savings associations, stock brokers and other NASD member firms.

If you want to wire your redemption proceeds but do not have a predesignated bank account, include a voided check or deposit slip with your letter. The minimum wire amount is $500. Wire charges, if any, will be deducted from the redemption proceeds. We may permit lesser wire amounts or fees at our discretion.

[ ] By Phone You may accept or decline telephone redemption privileges on your New Account application. If you accept, you will be able to sell up to $50,000 in shares by phone. If you included bank wire information on your New Account application or made arrangements later for wire redemptions, proceeds can be wired to your bank account. Please allow at least two business days for the proceeds to be credited to your bank account. If you want proceeds to arrive at your bank on the same business day (subject to bank cutoff times), there is a $10 fee. For more information about our telephone transaction policies, see "Other Policies" below.

[ ] Redemption Fees The redemption fees charged by the International Growth Portfolio and Emerging Markets Focus Portfolio are intended to compensate those Funds for the increased expenses to longer-term shareholders and the disruptive effect on the portfolios caused by short-term investments. The redemption fee will be assessed on the net asset value of the shares redeemed or exchanged and will be deducted from the redemption proceeds otherwise payable to the shareholder. Each Fund will retain the fee charged.

Those Funds impose redemption fees on shares redeemed within one year of purchase. Redemption fees will be deducted from the redemption proceeds and will be paid to the Fund.

Shareholders who have invested at least the applicable minimum in the Fund (less any prior redemptions) are exempt from redemption fees. This requirement also applies individually to shareholders who own shares indirectly through a financial intermediary (such as a no-transaction-fee network or a financial advisor). When calculating the total amount invested for purposes of this exception, any increase or decrease in the value of a shareholder's account due to market appreciation and/or depreciation is not taken into account.

Additionally, the following fees may also be charged when you sell your shares:

[ ] For shares sold by wire, a $10 wire transfer fee will be deducted directly from the proceeds.
[ ] For redemption checks requested by Federal Express, a $10 fee will be deducted directly from the redemption proceeds.

In accordance with the rules of the Securities and Exchange Commission (SEC), we reserve the right to suspend redemptions under extraordinary circumstances.

Other Policies

Minimum Account Balances

Due to the cost of maintaining small accounts, we require a minimum account balance of $10,000. If your account balance falls below that amount for any reason, we will ask you to add to your account. If your account balance is not brought up to the minimum or you do not send us other instructions, we will redeem your shares and send you the proceeds. We believe that this policy is in the best interests of all our shareholders.

Uncashed Redemption Checks

If you receive your Fund redemption proceeds or distributions by check (instead of by wire) and it does not arrive within a reasonable period of time, call us at (800) 627-7933, option (2). Please note that we are responsible only for mailing redemption or distribution checks and are not responsible for tracking uncashed checks or determining why checks are uncashed. If your check is returned to us by the U.S. Postal Service or other delivery service, we will hold it on your behalf for a reasonable period of time. We will not invest the proceeds in any interest-bearing account. No interest will accrue on uncashed distribution or redemption proceeds.

In-Kind Redemptions

When in the judgment of the Manager it is consistent with the best interests of the Funds, an investor may redeem shares of a Fund and receive securities from the Fund's portfolio selected by the Manager at its sole discretion, provided that such redemption is not expected to affect the Fund's ability to attain its investment objective or otherwise materially affect its operations. For the purposes of redemptions in kind, the redeemed securities shall be valued at the identical time and in the identical manner that the other portfolio securities are valued for purposes of calculating the net asset value of the Fund's shares.

Telephone Transactions

By buying, selling or exchanging shares over the phone, you agree to reimburse the Funds for any expenses or losses incurred in connection with transfers of money from your account. This includes any losses or expenses caused by your bank's failure to honor your debit or act in accordance with your instructions. If your bank makes erroneous payments or fails to make payment after you buy shares, we may cancel the purchase and immediately terminate your telephone transaction privilege. In addition, we may discontinue these privileges at any time upon prior written notice. You may discontinue phone privileges at any time.

The shares you purchase by phone will be priced at the first net asset value we determine after receiving your purchase. You will not actually own the shares, however, until we receive your payment in full. If we do not receive your payment within three business days of your request, we will cancel your purchase. You may be responsible for any losses incurred by the Fund as a result.

Please note that we cannot be held liable for following telephone instructions that we reasonably believe to be genuine. We use several safeguards to ensure that the instructions we receive are accurate and authentic, such as:

 [ ] recording certain calls
 [ ] requiring an authorization  number or other personal information not likely to be known by others
 [ ] sending a transaction confirmation to the investor

Montgomery and its Transfer Agent may be held liable for any losses due to unauthorized or fraudulent telephone transactions only if we have not followed these reasonable procedures.

We reserve the right to revoke the telephone transaction privilege of any shareholder at any time if he or she has used abusive language or misused the phone privilege by making purchases and redemptions that appear to be part of a systematic market-timing strategy.

If you notify us that your address has changed, we will temporarily suspend your telephone redemption privileges until 30 days after your notification to protect you and your account. We require all redemption requests made during this period to be in writing with a signature guarantee.

Shareholders may experience delays in exercising telephone redemption privileges during periods of volatile economic or market conditions. In these cases you may want to transmit your redemption request:

 [ ] by overnight courier
 [ ] by telegram

Tax Withholding Information

Be sure to complete the Taxpayer Identification Number (TIN) section of the New Account application. If you don't have a Social Security Number or TIN, apply for one immediately by contacting your local office of the Social Security Administration or the Internal Revenue Service (IRS). If you do not provide us with a TIN or a Social Security Number, federal tax law may require us to withhold 31% of your taxable dividends, capital-gain distributions, and redemption and exchange proceeds (unless you qualify as an exempt payee under certain rules).

Other rules about TINs apply for certain investors. If the IRS has notified you that you are subject to backup withholding because you failed to report all interest and dividend income on your tax return, you must check the appropriate item on the New Account application. Foreign shareholders should note that any dividends the Funds pay to them may be subject to up to 30% withholding instead of backup withholding.

After You Invest

Taxes

IRS rules require that the Funds distribute all of their net investment income and capital gains, if any, to shareholders. Capital gains may be taxable at different rates, depending on the length of time a Fund holds its assets. We will inform you about the source of any dividends and capital gains upon payment. After the close of each calendar year, we will advise you of their tax status. The Funds' distributions, whether received in cash or reinvested, may be taxable. Any redemption of a Fund's shares or any exchange of a Fund's shares for those of another Fund will be treated as a sale, and any gain on the transaction may be taxable.

Additional information about tax issues relating to the Funds can be found in our Statement of Additional Information, available free by calling (800) 627-7933, option (2). Consult your tax advisor about the potential tax consequences of investing in the Funds.

Dividends and Distributions

As a shareholder in the Funds, you may receive income dividends and capital gain distributions for which you will owe taxes (unless you invest solely through a tax-advantaged account such as a 401(k) plan). Dividends and distributions are paid to all shareholders who maintain accounts with each Fund as of its "record date."

If you would like to receive distributions in cash, indicate that choice on your New Account application. Otherwise, the distributions will be reinvested in additional Fund shares.

Referral Arrangements

The Distributor for the Funds compensates selected solicitors for bringing new accounts or investments to the Funds. No Fund will pay this compensation out of its assets unless it has adopted a Rule 12b-1 plan. You may request the Statement of Additional Information through the telephone number given on the last page for specific information about these arrangements.

[sidebar]
Our Partners

As a Montgomery shareholder, you may see the names of our partners on a regular basis. We all work together to ensure that your investments are handled accurately and efficiently.

Funds Distributor, Inc., located in New York City and Boston, distributes The Montgomery Funds.

DST Systems, located in Kansas City, Missouri, provides transfer agent services and performs certain recordkeeping and accounting functions for the Funds.

--------------------------------------------------------------------------------------------------------
                                 INCOME Dividends                      CAPITAL GAINS
International Growth Portfolio   Declared and paid in the last         Declared and paid in the last
                                 quarter of each calendar year*        quarter of each calendar year*
Emerging Markets Focus           Declared and paid in the last         Declared and paid in the last
Portfolio                        quarter of each calendar year*        quarter of each calendar year*
--------------------------------------------------------------------------------------------------------

*  Following  their  fiscal  year end June 30,  the  Funds  may make  additional  distributions to avoid the imposition of a tax.

During the year we will also send you the following communications:

[ ]  Confirmation statements
[ ]  Account statements  Mailed after the close of each calendar quarter
[ ] Annual and semiannual reports. Mailed approximately 60 days after June 30 and December 31
[ ]  1099 tax  form  Sent by  January  31
[ ]  Annual  updated prospectus Mailed to existing shareholders in the fall

To save you money, we send only one copy of each shareholder report or other mailing to your household if you hold accounts under common ownership or at the same address (regardless of the number of shareholders or accounts at that household or address), unless you request additional copies.

[sidebar]
HOW TO AVOID "BUYING A DIVIDEND"
If you plan to purchase shares in a Fund, check if it is planning to make a distribution in the near future. Here's why: If you buy shares of a Fund just before a distribution, you'll pay full price for the shares but receive a portion of your purchase price back as a taxable distribution. This is called "buying a dividend." Unless you hold the Fund in a tax-deferred account, you will have to include the distribution in your gross income for tax purposes, even though you may not have participated in the increase of the Fund's appreciation.

[Outside back cover: The Montgomery Funds II; Address; Contact Info; Logo]

You can find more information about the Montgomery Institutional Series' investment policies in the Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

To request a free copy of the SAI, call us at 800.627.7933. You can review and copy further information about The Montgomery Funds II, including the SAI, at the Securities and Exchange Commission's (SEC's) Public Reference Room in Washington, D.C. Call 800.SEC.0330 to obtain information about the operation of the Public Reference Room. Reports and other information about The Montgomery Funds II are available through the SEC's Web site at www.sec.gov. You can also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C., 20549-6009.

You can also find further information about the Montgomery Institutional Series in our annual and semiannual shareholder reports, which discuss the market conditions and investment strategies that significantly affected each Fund's performance during the previous fiscal period. To request a copy of the most recent annual or semiannual report, call us at 800.627.7933.

Corporate Headquarters:
The Montgomery Funds
101 California Street
San Francisco, CA 94111-9361

800.627.7933
www.montgomeryasset.com

                                 SEC File Nos.: The Montgomery Funds II 811-8064


                                                    Funds Distributor, Inc. 9/99

                                                                     Rule 497(e)
                                                 File Nos. 33-69686 and 811-8064

--------------------------------------------------------------------------------
                             THE MONTGOMERY FUNDS II
--------------------------------------------------------------------------------

                        MONTGOMERY INSTITUTIONAL SERIES:

                         INTERNATIONAL GROWTH PORTFOLIO
                        EMERGING MARKETS FOCUS PORTFOLIO

                                       AND

                        MONTGOMERY GLOBAL LONG-SHORT FUND


                              101 California Street
                         San Francisco, California 94111
                              (800) 572-FUND [3863]

--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                September 7, 1999

         The Montgomery Funds II (the "Trust") is an open-end management investment company organized as a Delaware business trust, having five series of shares of beneficial interest. Each of the above-named funds is a separate series of the Trust (each a "Fund" and collectively, the "Funds"). This Statement of Additional Information contains information in addition to that set forth in the combined Prospectuses for Montgomery Institutional Series:
International Growth Portfolio and Montgomery Institutional Series: Emerging Markets Focus Portfolio, each dated September 7, 1999, and in the Prospectus for Montgomery Global Long-Short Fund dated July 31, 1999, as those prospectuses may be revised from time to time (in reference to the appropriate Fund or Funds, the "Prospectuses"). The Prospectuses may be obtained without charge at the address or telephone number provided above. This Statement of Additional Information is not a prospectus and should be read in conjunction with the appropriate Prospectuses.

                                TABLE OF CONTENTS

THE TRUST......................................................................3
INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS................................3
RISK FACTORS..................................................................18
INVESTMENT RESTRICTIONS.......................................................21
DISTRIBUTIONS AND TAX INFORMATION.............................................23
TRUSTEES AND OFFICERS.........................................................28
INVESTMENT MANAGEMENT AND OTHER SERVICES......................................31
EXECUTION OF PORTFOLIO TRANSACTIONS...........................................34
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................37
DETERMINATION OF NET ASSET VALUE..............................................38
PRINCIPAL UNDERWRITER.........................................................40
PERFORMANCE INFORMATION.......................................................41
GENERAL INFORMATION...........................................................44
FINANCIAL STATEMENTS..........................................................46
APPENDIX......................................................................47

                                    THE TRUST

         The Montgomery Funds II (the "Trust") is an open-end management investment company organized as a Delaware business trust on September 10, 1993. The Trust is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Trust currently offers shares of beneficial interest, $0.01 par value per share, in five series. This Statement of Additional Information pertains to Montgomery Institutional Series:
International Growth Portfolio (the "International Growth Portfolio"), Montgomery Institutional Series: Emerging Markets Focus Portfolio (the "Emerging Markets Focus Portfolio") and the Montgomery Global Long-Short Fund (the "Global Long-Short Fund").

                 INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

         The Funds are managed by Montgomery Asset Management, LLC (the "Manager") and their shares are distributed by Funds Distributor, Inc. (the "Distributor"). The investment objectives and policies of the Funds are described in detail in the respective Prospectuses. The following discussion supplements the discussion in the Prospectuses.

         Each Fund is a diversified series of the Trust. The achievement of each Fund's investment objective will depend on market conditions generally and on the Manager's analytical and portfolio management skills.

Special Investment Strategies and Risks

Certain of the Funds have investment policies, strategies and risks in addition to those discussed in the Prospectuses, as described below.

International Growth Portfolio. The Fund may invest in special situations. The Fund believes that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and similar vehicles (collectively, "special situations") could enhance its capital appreciation potential. The Fund may also invest in certain types of vehicles or derivative securities that represent indirect investments in foreign markets or securities in which it is impractical for the Fund to invest directly. Investments in special situations may be illiquid, as determined by the Manager based on criteria approved by the Board of Trustees (the "Board"). The Fund does not invest more than 15% of its net assets in illiquid investments, including special situations.

Emerging Markets Focus Portfolio. The Fund does not intend to diversify its portfolio across a large number of emerging markets countries. Instead, the Fund's investment objective is to concentrate its investments in a small number of emerging markets countries (although it may invest in a large number of companies in each selected country). Such a heavy country concentration may make the Fund's net asset value extremely volatile and, if economic downturns or other events occur that adversely affect one or more of the countries the Fund invests in, such events' impact on the Fund will be more magnified than if the Fund did not have such a narrow concentration.

         The Fund may invest in special situations as described above. The Fund does not invest more than 15% of its net assets in illiquid investments, including special situations.

Montgomery Global Long-Short Fund. The Fund uses sophisticated investment approaches that may present substantially higher risks than most mutual funds. It may invest a larger percentage of its assets in transactions using margin, leverage, short sales and other forms of volatile financial derivatives such as options and futures. As a result, the value of an investment in this Fund may be more volatile than investments in other mutual funds. This Fund may not be an appropriate investment for conservative investors.

         The Fund's investment objective is to seek capital appreciation. Under normal conditions, this Fund seeks to achieve its objective by investing at least 65% of its total assets in long and short positions in equity securities of publicly traded companies of any size worldwide. This Fund measures short sale exposure by the current market value of the collateral used to secure the short sale positions. Any income derived from dividends and interest will be incidental to this Fund's investment objective. Investors should note that this Fund uses an approach different from the traditional long-term investment approach of most other mutual funds. The use of borrowing and short sales may cause the Fund to have higher expenses (especially interest expenses and dividend expenses) than those of other equity mutual funds. Like all mutual funds, there can be no assurance that the Fund's investment objective will be attained.

         This Fund may employ margin leverage and engage in short sales of securities it does not own. This Fund may also use options and financial indices for hedging purposes and/or to establish or increase its long or short positions. This Fund invests primarily in common stocks (including depositary receipts) but also may invest in other types of equity and equity-derivative securities. It may invest up to 35% of its total assets in debt securities, including up to 5% in debt securities rated below investment grade.

         This Fund may invest in certain debt securities issued by the governments of emerging markets countries that are, or may be eligible for, conversion into investments in emerging markets companies under debt conversion programs sponsored by such governments. This Fund deems securities that are convertible to equity investments to be equity-derivative securities.

Portfolio Securities

         Depositary Receipts. Each Fund may hold securities of foreign issuers in the form of sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depository Receipts ("GDRs"), and other similar global instruments available in emerging markets or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. Unsponsored ADR and EDR programs are organized without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs and EDRs, and the prices of unsponsored ADRs and EDRs may be more volatile. For purposes of a Fund's investment policies, its investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted.

         Convertible Securities. Each Fund may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. Through their conversion feature, they provide an opportunity to participate in capital appreciation resulting from a market price advance in the underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the common stock's value rises and decrease as the common stock's value declines. For purposes of allocating a Fund's investments, the Manager regards convertible securities as a form of equity security.

         Securities Warrants. Each Fund may invest up to 5% of its net assets in warrants. Typically, a warrant is a long-term option that permits the holder to buy a specified number of shares of the issuer's underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless.

         Other Investment Companies. Each Fund may invest up to 10% of its total assets in securities issued by other investment companies. Those investment companies must invest in securities in which the Fund can invest in a manner consistent with the Fund's investment objective and policies. Applicable provisions of the Investment Company Act require that a Fund limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 10% of the value of a Fund's total assets will be invested in the aggregate in securities of investment companies as a group; and
(b) either (i) a Fund and affiliated persons of that Fund not own together more than 3% of the total outstanding shares of any one investment company at the time of purchase (and that all shares of the investment company held by that Fund in excess of 1% of the company's total outstanding shares be deemed illiquid), or (ii) a Fund not invest more than 5% of its total assets in any one investment company and the investment not represent more than 3% of the total outstanding voting stock of the investment company at the time of purchase.

         Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or the only way for a Fund to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the Investment Company Act. A Fund may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distribution to that Fund.

         Each Fund does not intend to invest in other investment companies unless, in the Manager's judgment, the potential benefits exceed associated costs. As a shareholder in an investment company, a Fund bears its ratable share of that investment company's expenses, including its advisory and administrative fees.

         Debt Securities. Each Fund may invest in traditional corporate, government debt securities rated within the four highest grades by Standard and Poor's Corporation ("S&P") (at least BBB), Moody's Investors Service, Inc. ("Moody's") (at least Baa) or Fitch Investors Service ("Fitch") (at least Baa), or unrated debt securities deemed to be of comparable quality by the Manager using guidelines approved by the Board. In selecting debt securities, the Manager seeks out good credits and analyzes interest rate trends and specific developments that may affect individual issuers.

         Debt securities may also consist of participation in large loans made by financial institutions to various borrowers, typically in the form of large unsecured corporate loans. These certificates must otherwise comply with the maturity and credit-quality standards of each Fund and will be limited to 5% of a Fund's total assets.

         As an operating policy, which may be changed by the Board, a Fund may invest in debt securities rated lower than investment grade. Subject to this limitation, a Fund may invest in any debt security, including securities in default. After its purchase, a debt security may cease to be rated or its rating may be reduced below that required for purchase by the Fund. A security downgraded below the minimum level may be retained if determined by the Manager and the Board to be in the best interests of the Fund.

         In addition to traditional corporate, government and supranational debt securities, a Fund may invest in external (i.e., to foreign lenders) debt obligations issued by the governments, government entities and companies of emerging markets countries. The percentage distribution between equity and debt will vary from country to country, based on anticipated trends in inflation and interest rates; expected rates of economic and corporate profits growth; changes in government policy; stability, solvency and expected trends of government finances; and conditions of the balance of payments and terms of trade.

         U.S. Government Securities. A Fund may invest a substantial portion, if not all, of its net assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, including repurchase agreements backed by such securities ("U.S. government securities"). As a result, that Fund generally will have a lower yield than if it purchased higher yielding commercial paper or other securities with correspondingly greater risk instead of U.S. government securities.

         Certain of the obligations, including U.S. Treasury bills, notes and bonds, and mortgage-related securities of GNMA, are issued or guaranteed by the U.S. government. Other securities issued by U.S. government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, whereas others, such as those issued by the FNMA, Farm Credit System and Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury. Short-term U.S. government securities generally are considered to be among the safest short-term investments. The U.S. government does not guarantee the net asset value of the Funds' shares, however. With respect to U.S. government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. government will provide support to such agencies or instrumentalities. Accordingly, such U.S. government securities may involve risk of loss of principal and interest. The securities issued by these agencies are discussed in more detail later.

         Structured Notes and Indexed Securities. A Fund may invest in structured notes and indexed securities. Structured notes are debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Index securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Manager analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

         Asset-Backed Securities. A Fund may invest up to 5% of its total assets in asset-backed securities, which represent a direct or indirect participation in, or are secured by and payable from, pools of assets, such as motor vehicle installment sales contracts, installment from loan contracts, leases of various types of real or personal property, and receivables from revolving credit (e.g., credit card) agreements. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. Like mortgage-related securities, these securities are subject to the risk of prepayment.

         Mortgage-Related Securities: Government National Mortgage Association. GNMA is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying collateral must be mortgages insured by the FHA under the Housing Act or Title V of the Housing Act of 1949, as amended ("VA Loans"), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

         GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

         Mortgage-Related Securities: Federal National Mortgage Association. FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a U.S. government agency to add greater liquidity to the mortgage market. FNMA was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

         Each FNMA pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. government agency). The loans contained in those pools consist of one or more of the following: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable-rate mortgage loans; (5) other adjustable-rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

         Mortgage-Related Securities: Federal Home Loan Mortgage Corporation. FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended. FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

         The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must include whole loans, participation interests in whole loans, and undivided interests in whole loans and participation in another FHLMC security.

Risk Factors/Special Considerations Relating to Debt Securities

         The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. The longer the remaining maturity of a security, the greater the effect of interest rate changes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of its creditworthiness also affect the market value of that issuer's debt securities. The net asset value of a Fund will reflect these changes in market value.

         Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities remaining in a Fund's portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions of the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment tends to increase, shortening the average life of such a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, affecting a Fund's yield.

         Bonds rated C by Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated C by S&P are obligations on which no interest is being paid. Bonds rated below BBB or Baa are often referred to as "junk bonds."

         Although such bonds may offer higher yields than higher-rated securities, low-rated debt securities generally involve greater price volatility and risk of principal and income loss, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low-rated debt securities are traded are more limited than those for higher-rated securities. The existence of limited markets for particular securities may diminish the ability of a Fund to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or financial markets and could adversely affect, and cause fluctuations in, the per-share net asset value of that Fund.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of a Fund to achieve its investment objectives may, to the extent it invests in low-rated debt securities, be more dependent upon such credit analysis than would be the case if that Fund invested in higher-rated debt securities.

         Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated debt securities but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low-rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated debt securities defaults, a Fund may incur additional expenses to seek financial recovery. The low-rated bond market is relatively new, and many of the outstanding low-rated bonds have not endured a major business downturn.

Hedging and Risk Management Practices

         The Funds typically will not hedge against the foreign currency exchange risks associated with their investments in foreign securities. Consequently, these Funds will be very sensitive to any changes in exchange rates for the currencies in which their foreign investments are denominated or linked. These Funds may enter into forward foreign currency exchange contracts ("forward contracts") and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below, in connection with making an investment or, on rare occasions, to hedge against expected adverse currency exchange rate changes. Despite their very limited use, the Funds may enter into hedging transactions when, in fact, it is inopportune to do so and, conversely, when it is more opportune to enter into hedging transactions the Funds might not enter into such transactions. Such inopportune timing or utilization of hedging practices could result in substantial losses to the Funds.

         Forward Contracts. A forward contract, which is individually negotiated and privately traded by currency traders and their customers, involves an obligation to purchase or sell a specific currency for an agreed-upon price at a future date.

         A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or is expecting a dividend or interest payment in order to "lock in" the U.S. dollar price of a security, dividend or interest payment. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's portfolio securities denominated in such currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that currency for a fixed dollar amount.

         In connection with a Fund's forward contract transactions, an amount of that Fund's assets equal to the amount of its commitments will be held aside or segregated to be used to pay for the commitments. Accordingly, a Fund always will have cash, cash equivalents or liquid equity or debt securities denominated in the appropriate currency available in an amount sufficient to cover any commitments under these contracts. Segregated assets used to cover forward contracts will be marked to market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future regulate them, and the ability of a Fund to utilize forward contracts may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance by a Fund than if it had not entered into such contracts. A Fund generally will not enter into a forward foreign currency exchange contract with a term greater than one year.

         Futures Contracts and Options on Futures Contracts. The Funds typically will not hedge against movements in interest rates, securities prices or currency exchange rates. The Funds may still occasionally purchase and sell various kinds of futures contracts and options on futures contracts. The Funds also may enter into closing purchase and sale transactions with respect to any such contracts and options. Futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices.

         The Funds have filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility included the representation that the Funds will use futures contracts and related options for bona fide hedging purposes within the meaning of CFTC regulations, provided that a Fund may hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions if the aggregate initial margin and premiums required to establish such positions will not exceed 5% of that Fund's net assets (after taking into account unrealized profits and unrealized losses on any such positions), and that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded from such 5%.

         The Funds will attempt to determine whether the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Funds or which they expect to purchase. When used, the Funds' futures transactions (except for the Global Long-Short Fund's transactions) generally will be entered into only for traditional hedging purposes, i.e., futures contracts will be sold to protect against a decline in the price of securities or currencies and will be purchased to protect a Fund against an increase in the price of securities it intends to purchase (or the currencies in which they are denominated). All futures contracts entered into by the Funds are traded on U.S. exchanges or boards of trade licensed and regulated by the CFTC or on foreign exchanges.

         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting or "closing" purchase or sale transactions, which may result in a profit or a loss. While the Funds' futures contracts on securities or currencies will usually be liquidated in this manner, a Fund may make or take delivery of the underlying securities or currencies whenever it appears economically advantageous. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         By using futures contracts to hedge their positions, the Funds seek to establish more certainty than would otherwise be possible with respect to the effective price, rate of return or currency exchange rate on portfolio securities or securities that the Funds propose to acquire. For example, when interest rates are rising or securities prices are falling, a Fund can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market with respect to anticipated purchases. Similarly, a Fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. A Fund can purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in such currency that the Fund has acquired or expects to acquire.

         As part of its hedging strategy, a Fund may also enter into other types of financial futures contracts if, in the opinion of the Manager, there is a sufficient degree of correlation between price trends for that Fund's portfolio securities and such futures contracts. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Manager will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having that Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting that Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities can be substantially offset by appreciation in the value of the futures position. However, any unanticipated appreciation in the value of a Fund's portfolio securities could be offset substantially by a decline in the value of the futures position.

         The acquisition of put and call options on futures contracts gives a Fund the right (but not the obligation), for a specified price, to sell or purchase the underlying futures contract at any time during the option period. Purchasing an option on a futures contract gives a Fund the benefit of the futures position if prices move in a favorable direction, and limits its risk of loss, in the event of an unfavorable price movement, to the loss of the premium and transaction costs.

         A Fund may terminate its position in an option contract by selling an offsetting option on the same series. There is no guarantee that such a closing transaction can be effected. A Fund's ability to establish and close out positions on such options is dependent upon a liquid market.

         Loss from investing in futures transactions by a Fund is potentially unlimited.

         A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

         Options on Securities, Securities Indices and Currencies. Each Fund may purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolios and on any securities index based in whole or in part on securities in which that Fund may invest. A Fund may also enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased.

         A Fund normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period.

         A Fund may purchase and sell options traded on U.S. and foreign exchanges. Although a Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

         Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi)
discontinuance in the future by one or more exchanges for economic or other reasons, of the trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         Although the Funds do not (with the exception of the Global  Long-Short
Fund) currently intend to do so, they may, in the future, write (i.e., sell) covered put and call options on securities, securities indices, and currencies in which they may invest. A covered call option involves a Fund's giving another party, in return for a premium, the right to buy specified securities owned by that Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, a Fund gives up the opportunity, while the option is in effect, to realize a gain from any price increase (above the option exercise price) in the underlying security. In addition, a Fund's ability to sell the underlying security is limited while the option is in effect unless that Fund effects a closing purchase transaction.

         Each Fund may also write covered put options that give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. A Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to "cover" put options it has written, a Fund will cause its custodian to segregate cash, cash equivalents, U.S. government securities or other liquid equity or debt securities whose value is at least the value of the exercise price of the put options. A Fund will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of that Fund's total assets.

         The Global Long-Short Fund may write options that are not covered by portfolio securities. This is regarded as a speculative investment technique that could expose the Fund to substantial losses. The Global Long-Short Fund will designate liquid securities in the amount of its potential obligation under uncovered options, and increase or decrease the amount of designated assets daily based on the amount of the then-current obligation under the option. This designation of liquid assets will not eliminate the risk of loss from writing the option but it will ensure that the Global Long-Short Fund can satisfy its obligations under the option.

         There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Funds' orders.

         Equity-Linked Derivatives--SPDRs, WEBS, DIAMONDS and OPALS. Each Fund may invest in S&P's Depository Receipts ("SPDRs") and S&P's MidCap 400 Depository Receipts ("MidCap SPDRs"), World Equity Benchmark Series ("WEBS"), Dow Jones Industrial Average instruments ("DIAMONDS") and baskets of Country Securities ("OPALS"). Each of these instruments are derivative securities whose value follows a well-known securities index or baskets of securities.

         SPDRs and MidCap SPDRs are designed to follow the performance of S&P 500 Index and the S&P MidCap 400 Index, respectively. WEBS are currently available in 17 varieties, each designated to follow the performance of a different Morgan Stanley Capital International country index. DIAMONDS are designed to follow the performance of the Dow Jones Industrial Average, which tracks the composite stock performance of 30 major U.S. companies in a diverse range of industries.

         OPALS track the performance of adjustable baskets of stocks owned by Morgan Stanley Capital (Luxembourg) S.A. (the "Counterparty") until a specified maturity date. Holders of OPALS will receive semi-annual distributions corresponding to dividends received on shares contained in the underlying basket of stocks and certain amounts, net of expenses. On the maturity date of the OPALS, the holders will receive the physical securities comprising the underlying baskets. OPALS, like many of these types of instruments, represent an unsecured obligation and therefore carry with them the risk that the Counterparty will default.

         Because the prices of SPDRs, MidCap SPDRs, WEBS, DIAMONDS and OPALS are correlated to diversified portfolios, they are subject to the risk that the general level of stock prices may decline or that the underlying indices decline. In addition, because SPDRs MidCap SPDRs, WEBS, DIAMONDS and OPALS will continue to be traded even when trading is halted in component stocks of the underlying indices, price quotations for these securities may, at times, be based upon non-current price information with respect to some of even all of the stocks in the underlying indices. In addition to the risks disclosed in "Foreign Securities" below, because WEBS mirror the performance of a single-country index, an economic downturn in a single country could significantly and adversely affect the price of the WEBS for that country.

         Leaps and Bounds. Subject to the limitation that no more than 25% of its total assets be invested in options, each Fund may invest in long-term, exchange-traded equity options called Long-term Equity Anticipation Securities ("LEAPS") and Buy-Write Options Unitary Derivatives ("BOUNDs"). LEAPS provide a holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount, and BOUNDs provide a holder the opportunity to retain dividends on the underlying securities while potentially participating in the underlying securities' capital appreciation up to a fixed dollar amount.

         Privatizations. A Fund may believe that foreign governmental programs of selling interests in government-owned or -controlled enterprises ("privatizations") may represent opportunities for significant capital appreciation. Accordingly, the Fund may invest in privatizations. The ability of U.S. entities, such as the Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be successful.

Other Investment Practices

         Repurchase Agreements. Each Fund may enter into repurchase agreements. A Fund's repurchase agreements will generally involve a short-term investment in a U.S. government security or other high-grade liquid debt security, with the seller of the underlying security agreeing to repurchase it at a mutually agreed-upon time and price. The repurchase price is generally higher than the purchase price, the difference being interest income to that Fund. Alternatively, the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on the date of repurchase. In either case, the income to a Fund is unrelated to the interest rate on the underlying security.

         Under each repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Manager, acting under the supervision of the Board, reviews on a periodic basis the suitability and creditworthiness, and the value of the collateral, of those sellers with whom the Funds enter into repurchase agreements to evaluate potential risk. All repurchase agreements will be made pursuant to procedures adopted and regularly reviewed by the Board.

         The Funds generally will enter into repurchase agreements of short maturities, from overnight to one week, although the underlying securities will generally have longer maturities. The Funds regard repurchase agreements with maturities in excess of seven days as illiquid. A Fund may not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with maturities greater than seven days.

         For purposes of the Investment Company Act, a repurchase agreement is deemed to be a collateralized loan from a Fund to the seller of the security subject to the repurchase agreement. It is not clear whether a court would consider the security acquired by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by that Fund to the seller. If bankruptcy or insolvency proceedings are commenced with respect to the seller of the security before its repurchase, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the security. If a court characterizes such a transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor. As such, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Manager seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the seller of the security.

         Apart from the risk of bankruptcy or insolvency proceedings, a Fund also runs the risk that the seller may fail to repurchase the security. However, each Fund always requires collateral for any repurchase agreement to which it is a party in the form of securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and each Fund makes payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian bank. If the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund, pursuant to its repurchase agreement, may require the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price (including interest) at all times.

         The Funds may participate in one or more joint accounts with each other and other series of the Trust that invest in repurchase agreements collateralized, subject to their investment policies, either by (i) obligations issued or guaranteed as to principal and interest by the U.S. government or by one of its agencies or instrumentalities, or (ii) privately issued mortgage-related securities that are in turn collateralized by securities issued by GNMA, FNMA or FHLMC, and are rated in the highest rating category by a nationally recognized statistical rating organization, or, if unrated, are deemed by the Manager to be of comparable quality using objective criteria. Any such repurchase agreement will have, with rare exceptions, an overnight, over-the-weekend or over-the-holiday duration, and in no event have a duration of more than seven days.

         Reverse Repurchase Agreements. A Fund may enter into reverse repurchase agreements. A Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. This use of proceeds involves leverage and a Fund will enter into a reverse repurchase agreement for leverage purposes only when the Manager believes that the interest income to be earned from the investment of the proceeds would be greater than the interest expense of the transaction. A Fund also may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when sale of the Fund's securities is disadvantageous.

         A Fund causes its custodian to segregate liquid assets, such as cash, U.S. government securities or other liquid equity or debt securities equal in value to its obligations (including accrued interest) with respect to reverse repurchase agreements. Such assets are marked to market daily to ensure that full collateralization is maintained.

         Lending Portfolio Securities. Each Fund may lend securities to brokers, dealers and other financial organizations. Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Manager. These loans may not exceed 30% of the value of the Fund's total assets. These loans would be required to be secured continuously by collateral, including cash, cash equivalents, irrevocable letters of credit, U.S. government securities or other high-grade liquid debt securities, maintained on a current basis (i.e., marked to market daily) at an amount at least equal to 100% of the market value of the securities loaned plus accrued interest. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of a Fund or the borrower at any time. Upon such termination, that Fund is entitled to obtain the return of these securities loaned within five business days.

         For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, will receive proceeds from the investment of the collateral, and will continue to retain any voting rights with respect to those securities. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities failed financially. However, the loans will be made only to borrowers deemed by the Manager to be creditworthy, and when, in the judgment of the Manager, the income which can be earned currently from such loans justifies the attendant risk.

         Such loans of securities are collateralized with collateral assets in an amount at least equal to the current market value of the loaned securities, plus accrued interest. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower failed financially.

         Leverage. Each Fund may leverage its portfolio in an effort to increase the total return. Although leverage creates an opportunity for increased income and gain, it also creates special risk considerations. For example, leveraging may magnify changes in the net asset value of a Fund's shares and in the yield on its portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value while the borrowing is outstanding. Leveraging creates interest expenses that can exceed the income from the assets retained.

         When-Issued and Forward Commitment Securities. A Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed delivery" basis. The price of such securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by a Fund to the issuer. While the Funds reserve the right to sell when-issued or delayed delivery securities prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes a commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the settlement price. The Funds do not believe that their net asset values will be adversely affected by their purchase of securities on a when-issued or delayed delivery basis. The Funds cause their custodian to segregate cash, U.S. government securities or other liquid equity or debt securities with a value equal in value to commitments for when-issued or delayed delivery securities. The segregated securities either will mature or, if necessary, be sold on or before the settlement date. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund will earn no income on these assets.

         The Funds may seek to hedge investments or to realize additional gains through forward commitments to sell high-grade liquid debt securities it does not own at the time it enters into the commitments. Such forward commitments effectively constitute a form of short sale. To complete such a transaction, the Fund must obtain the security which it has made a commitment to deliver. If the Fund does not have cash available to purchase the security it is obligated to deliver, it may be required to liquidate securities in its portfolio at either a gain or a loss, or borrow cash under a reverse repurchase or other short-term arrangement, thus incurring an additional expense. In addition, the Fund may incur a loss as a result of this type of forward commitment if the price of the security increases between the date the Fund enters into the forward commitment and the date on which it must purchase the security it is committed to deliver. The Fund will realize a gain from this type of forward commitment if the security declines in price between those dates. The amount of any gain will be reduced, and the amount of any loss increased, by the amount of the interest or other transaction expenses the Fund may be required to pay in connection with this type of forward commitment. Whenever a Fund engages in this type of transaction, it will segregate assets as discussed above.

         Illiquid Securities. Each Fund may invest up to 15% of its assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities and includes, among others, repurchase agreements maturing in more than seven days, securities subject to restrictions on repatriation for more than seven days, securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested or profit, certain restricted securities and securities that are otherwise not freely transferable. Illiquid securities also include shares of an investment company held by a Fund in excess of 1% of the total outstanding shares of that investment company. Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended ("1933 Act"). Illiquid securities acquired by a Fund may include those that are subject to restrictions on transferability contained in the securities laws of other countries.

         Securities that are freely marketable in the country where they are principally traded, but that would not be freely marketable in the United
States, will not be considered illiquid. Also, illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirement of Rule 144A under the 1933 Act (see below) and that, subject to review by the Board and guidelines adopted by the Board, the Manager has determined to be liquid.

         Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time that Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, that Fund might obtain a less favorable price than prevailed when it decided to sell.

         In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments often are restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be resold readily or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not determinative of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in a Fund's inability to dispose of such securities promptly or at favorable prices.

         The Board has delegated the function of making day-to-day determinations of liquidity to the Manager pursuant to guidelines approved by the Board. The Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trades for the security, (ii) the number of dealers that quote prices for the security,
(iii) the number of dealers that have undertaken to make a market in the security, (iv) the number of other potential purchasers and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Manager monitors the liquidity of restricted securities in the Funds' portfolios and reports periodically on such decisions to the Board.

         Defensive Investments and Portfolio Turnover. Notwithstanding its investment objective, each Fund may adopt up to 100% cash or cash equivalent position for temporary defensive purposes to protect against the erosion of its capital base. Depending on the Manager's analysis of the various markets and other considerations, all or part of the assets of the Fund may be held in cash and cash equivalents (denominated in U.S. dollars or foreign currencies), such as U.S. government securities or obligations issued or guaranteed by the government of a foreign country or by an international organization designed or supported by multiple foreign governmental entities to promote economic reconstruction or development, high-quality commercial paper, time deposits, savings accounts, certificates of deposit, bankers' acceptances, and repurchase agreements with respect to all of the foregoing. Such investments also may be made for temporary purposes pending investment in other securities and following substantial new investment of the Fund.

         Portfolio securities are sold whenever the Manager believes it appropriate, regardless of how long the securities have been held. The Manager therefore changes the Fund's investments whenever it believes doing so will further the Fund's investment objectives or when it appears that a position of the desired size cannot be accumulated. Portfolio turnover generally involves some expenses to the Fund, including brokerage commissions, dealer markups, and other transaction costs and may result in the recognition of gains that may be distributed to shareholders. Portfolio turnover in excess of 100% is considered high and increases such costs. Even when portfolio turnover exceeds 100%, however, the Fund does not regard portfolio turnover as a limiting factor.


                                  RISK FACTORS

         The following describes certain risks involved with investing in the Funds in addition to those described in the Prospectuses or elsewhere in this Statement of Additional Information.

Foreign Securities

         The International Growth Portfolio, the Emerging Markets Focus Portfolio and the Global Long-Short Fund may purchase securities in foreign countries. Accordingly, shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Foreign investments involve the possibility of expropriation, nationalization or confiscatory taxation; taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments); default in foreign government securities, and political or social instability or diplomatic developments that could adversely affect investments. In addition, there is often less publicly available information about foreign issuers than those in the United States. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards. Further, these Funds may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

         Brokerage commissions, fees for custodial services and other costs relating to investments by these Funds in other countries are generally greater than in the United States. Foreign markets have different clearance and settlement procedures from those in the United States, and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions which resulted in settlement difficulty. The inability of a Fund to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Inability to sell a portfolio security due to settlement problems could result in loss to the Fund if the value of the portfolio security declined, or result in claims against the Fund if it had entered into a contract to sell the security. In certain countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The securities markets of many of the countries in which these Funds may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

         Because certain securities may be denominated in foreign currencies, the value of such securities will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. dollar results in a corresponding change in the U.S. dollar value of a Fund's securities denominated in the currency. Such changes also affect the Fund's income and distributions to shareholders. A Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange among the currencies of different nations, and a Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Manager's ability to predict movements in exchange rates.

         Some countries in which these Funds may invest may also have fixed or managed currencies that are not freely convertible at market rates into the U.S. dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. dollar, and such devaluations in the currencies may have a detrimental impact on the Fund. Many countries in which a Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a "foreign premium" on capital investments available to foreign investors such as the Funds. The Funds may pay a "foreign premium" to establish an investment position which it cannot later recoup because of changes in that country's foreign investment laws.

Emerging Market Countries

         The International Growth Portfolio, the Emerging Markets Focus Portfolio and the Global Long-Short Fund may invest in securities of companies domiciled in, and in markets of, so-called "emerging market countries." These Funds may also invest in certain debt securities issued by the governments of emerging markets countries that are, or may be eligible for, conversion into investments in emerging markets companies under debt conversion programs sponsored by such governments. These Funds deem securities that are convertible to equity investments to be equity-derivative securities.

         These Funds consider a company to be an emerging markets company if its securities are principally traded in the capital market of an emerging markets country; it derives 50% of its total revenue from either goods produced or services rendered in emerging markets countries or from sales made in such emerging markets countries, regardless of where the securities of such companies are principally traded; or it is organized under the laws of, and with a principal office in, an emerging markets country. An emerging markets country is one having an economy that is or would be considered by the World Bank or the United Nations to be emerging or developing.

         Investments in companies and markets of emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) volatile social, political and economic conditions; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) the existence of national policies which may restrict these Funds' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain emerging market countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain emerging market countries may be slowed or reversed by unanticipated political or social events in such countries.

Exchange Rates and Policies

         Funds that buy and sell foreign currencies endeavor to do so on favorable terms. Some price spreads on currency exchange (to cover service charges) may be incurred, particularly when these Funds change investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent these Funds from repatriating invested capital and dividends, withhold portions of interest and dividends at the source or impose other taxes, with respect to these Funds' investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

         These Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

         The Manager considers the likelihood of the imposition by any foreign government of exchange control restrictions that would affect the liquidity of the Funds' assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Manager also considers the degree of risk attendant to holding portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other Services").

Equity Swaps

         A Fund may invest in equity swaps. Equity swaps are derivatives that allow the parties to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment. The value of equity swaps can be very volatile. To the extent the Manager does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss. The value of some components of an equity swap (like the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults.

Short Sales

         The Emerging Markets Focus Portfolio and the Global Long-Short Fund may effect short sales of securities. Short sales are transactions in which a Fund sells a security or other asset which it does not own, in anticipation of a decline in the market value of the security or other asset. A Fund will realize a profit or incur a loss depending upon whether the price of the security sold short decreases or increases in value between the date of the short sale and the date on which that Fund must replace the borrowed security. Short sales are speculative investments and involve special risks, including greater reliance on the Manager's accurately anticipating the future value of a security. Short sales also may result in a Fund's recognition of gain for certain portfolio securities.

         Until the Fund replaces a borrowed security, it will instruct its custodian to identify as unavailable for investment cash, U.S. government securities, or other liquid debt or equity securities such that the amount so identified plus any amount deposited with a broker or other custodian as collateral will equal the current value of the security sold short and will not be less than the value of the security at the time it was sold short. Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian. The Emerging Markets Focus Portfolio will not make a short sale if, after giving effect to the short sale, the market value of all securities sold exceeds 25% of the value of the Fund's total assets.


                             INVESTMENT RESTRICTIONS

         The following policies and investment restrictions have been adopted by each Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of a Fund's outstanding voting securities as defined in the Investment Company Act. Each Fund may not:

         1. With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of that Fund would be invested in such issuer. There are no limitations with respect to the remaining 25% of that Fund's total assets, except to the extent other investment restrictions may be applicable.

         2. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objective and policies, (b) through the lending of up to 30% of its portfolio securities as described above or (c) to the extent the entry into a repurchase agreement or a reverse dollar roll transaction is deemed to be a loan.

         3.       (a)      Borrow   money,   except  for  temporary or emergency
                           purposes  from a bank  and  then  not  in  excess  of
                           one-third   (10%   for   the   International   Growth
                           Portfolio) of its total assets (at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 10% of total assets.

                           Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of Section 18(f) of the Investment Company Act shall not be regarded as borrowings for the purpose of this restriction.

                  (b) Mortgage, pledge or hypothecate any of its assets except in connection with permissible borrowings and permissible forward contracts, futures contracts, option contracts or other hedging transactions.

         4.       Except as  required in  connection  with  permissible  hedging activities, purchase securities on margin or underwrite securities. (This does not preclude a Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

         5. Buy or sell real estate or commodities or commodity contracts; however, each Fund, to the extent not otherwise prohibited in this Statement of Additional Information, may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts, and related options generally as described in this Statement of Additional Information. As an operating policy which may be changed without shareholder approval, each Fund may invest in real estate investment trusts only up to 10% of its total assets.

         6. Invest in securities of other investment companies, except to the extent permitted by the Investment Company Act and discussed this Statement of Additional Information or as such securities may be acquired as part of a merger, consolidation or acquisition of assets.

         7. Invest, in the aggregate, more than 15% of its net assets in illiquid securities, including (under current SEC interpretations) restricted securities (excluding liquid Rule 144A-eligible restricted securities), securities which are not otherwise readily marketable, repurchase agreements that mature in more than seven days, and over-the-counter options (and securities underlying such options) purchased by that Fund. (This is an operating policy which may be changed without shareholder approval, consistent with the Investment Company Act and changes in relevant SEC interpretations.)

         8. Invest in any issuer for purposes of exercising control or management of the issuer. (This is an operating policy which may be changed without shareholder approval, consistent with the Investment Company Act.)

         9. Invest more than 25% of the market value of its total assets in the securities of companies engaged in any one industry. (This does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.) For purposes of this restriction, each Fund generally relies on the U.S. Office of Management and Budget's Standard Industrial Classifications.

         10. Issue senior securities, as defined in the Investment Company Act, except that this restriction shall not be deemed to prohibit each Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into permissible repurchase and dollar roll transactions.

         11. Except as described in this Statement of Additional Information, acquire, dispose of or write put, call, straddle or spread options unless the aggregate premiums paid on, and assets subject to, all such options which are held at any time do not exceed 25% of the Fund's total assets (5% for the International Growth Portfolio).

         12. Except as described in this Statement of Additional Information, engage in short sales of securities. (This is an operating policy which may be changed without shareholder approval, consistent with applicable regulations.)

         13. Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of that Fund's net assets. Warrants acquired by that Fund in units or attached to securities may be deemed to be without value. (This is an operating policy which may be changed without shareholder approval.)

         14. Purchase more than 10% of the outstanding voting securities of any one issuer. (This is an operating policy that may be changed without shareholder approval.)

         15. Invest in commodities, except for futures contracts or options on futures contracts the investments are either (a) for bona fide hedging purposes within the meaning of CFTC regulations or (b) for other than bona fide hedging purposes if, as a result thereof, no more than 5% of that Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

         To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board and notice to shareholders. If there is a change in the investment objective or policies of the Fund, a shareholder should consider whether the Fund remains an appropriate investment in light of its then-current financial positions and needs.

         If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

         In the future each Fund has reserved the right, if approved by its Board of Trustees, to convert to a "master/feeder" structure. In this structure, the assets of mutual funds with common investment objectives and similar parameters are combined into a pool, rather than being managed separately. The individual funds are know as "feeder" funds and the pool as the "master" fund. Although combining assets in this manner allows for economies of scale and other advantages, this change will not affect the investment objectives, philosophies or disciplines currently employed by the Funds. You would receive prior notice before we took any such action. As of the date of this prospectus, we have not proposed instituting alternative structures for any of the Funds.

                        DISTRIBUTIONS AND TAX INFORMATION

         Distributions. The Funds receive income in the form of dividends and interest earned on their investments in securities. This income, less the expenses incurred in their operations, is the Funds' net investment income, substantially all of which will be declared as dividends to the Funds' shareholders.

         The amount of income dividend payments by the Funds is dependent upon the amount of net investment income received by the Funds from their portfolio holdings, is not guaranteed and is subject to the discretion of the Funds' Board. These Funds do not pay "interest" or guarantee any fixed rate of return on an investment in their shares.

         The Funds also may derive capital gains or losses in connection with sales or other dispositions of their portfolio securities. Any net gain a Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year a Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time that Fund's shares may have been held by the shareholders.

         The maximum long-term capital gains rate for individuals is 20% with respect to capital assets held for more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income.

         Any dividend or distribution per share paid by a Fund reduces that Fund's net asset value per share on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

         Dividends and other distributions will be reinvested in additional shares of the applicable Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the transfer agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the transfer agent has received the written request.

         Tax Information. Each Fund has elected and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets, and the timing of its distributions. Each Fund that has filed a tax return has so qualified and elected in prior tax years. Each Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Internal Revenue Code, so that the Fund will not be subject to any federal income tax or excise taxes based on net income. However, the Board may elect to pay such excise taxes if it determines that payment is, under the circumstances, in the best interests of a Fund.

         In order to qualify as a regulated investment company, each Fund must, among other things, (a) derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stocks or other securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited, for purposes of this calculation, in the case of other securities of any one issuer to an amount not greater than 5% of that Fund's assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies). As such, and by complying with the applicable provisions of the Internal Revenue Code, a Fund will not be subject to federal income tax on taxable income (including realized capital gains) that is distributed to shareholders in accordance with the timing requirements of the Internal Revenue Code. If a Fund is unable to meet certain requirements of the Internal Revenue Code, it may be subject to taxation as a corporation.

         Distributions of net investment income and net realized capital gains by a Fund will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from the eight prior taxable years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

         The Funds or any securities dealer effecting a redemption of the Funds' shares by a shareholder will be required to file information reports with the Internal Revenue Service (the "IRS") with respect to distributions and payments made to the shareholder. In addition, the Funds will be required to withhold federal income tax at the rate of 31% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and made certain required certifications on the Account Application Form or with respect to which a Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding.

         The Funds intend to declare and pay dividends and other distributions, as stated in the Prospectus. In order to avoid the payment of any federal excise tax based on net income, each Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

         A Fund may receive dividend distributions from U.S. corporations. To the extent that a Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Internal Revenue Code, corporate shareholders of the Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations.

         If more than 50% in value of the total assets of a Fund at the end of its fiscal year is invested in stock or other securities of foreign corporations, that Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by that Fund. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of any foreign income taxes paid by that Fund, and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Internal Revenue Code, including certain holding period requirements. In this case, shareholders will be informed in writing by that Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by that Fund) to be included in their income tax returns. If 50% or less in value of that Fund's total assets at the end of its fiscal year are invested in stock or other securities of foreign corporations, that Fund will not be entitled under the Internal Revenue Code to pass through to its shareholders their pro rata share of the foreign income taxes paid by that Fund. In this case, these taxes will be taken as a deduction by that Fund.

         A Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. A Fund may invest up to 10% of its total assets in the stock of foreign investment companies. Such companies are likely to be treated as "passive foreign investment companies" ("PFICs") under the Internal Revenue Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that these Funds derive from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, a Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. A Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, a Fund may incur the PFIC tax in some instances.

         The Trust and the Funds  intend  to  comply  with the  requirements  of
Section 817(h) of the Internal Revenue Code and related regulations, including certain diversification requirements that are in addition to the diversification requirements of Subchapter M and the Investment Company Act.

         Hedging. The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by a Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts, and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Internal Revenue Code.

         For accounting purposes, when a Fund purchases an option, the premium paid by that Fund is recorded as an asset and is subsequently adjusted to the current market value of the option. Any gain or loss realized by a Fund upon the expiration or sale of such options held by that Fund generally will be capital gain or loss.

         Any security, option or other position entered into or held by a Fund that substantially diminishes that Fund's risk of loss from any other position held by that Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character, and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that a Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to a Fund that may mitigate the effects of the straddle rules.

         Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Internal Revenue Code ("Section 1256 Contracts") and that are held by a Fund at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

         Section 988 of the Internal Revenue Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Internal Revenue Code and for which no election is made) is treated as ordinary income or loss. Some part of a Fund's gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Internal Revenue Code, rather than as capital gain or loss.

         Redemptions and exchanges of shares of a Fund will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the shareholder's adjusted tax basis for the shares. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends with respect to such shares during such six-month period. All or a portion of a loss realized upon the redemption of shares of a Fund may be disallowed to the extent shares of that Fund are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

         Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment. Foreign taxes may apply to non-U.S. investors.

         The above discussion and the related discussion in the Prospectuses are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Funds. The law firm of Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Funds. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to the ownership of an investment in the Funds.

                              TRUSTEES AND OFFICERS

         The Trustees of the Trust are responsible for the overall management of the Funds, including general supervision and review of their investment activities. The officers (the Trust as well as two affiliated Trusts, The Montgomery Funds and The Montgomery Funds III, have the same officers), who administer the Funds' daily operations, are appointed by the Board. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below:

George A. Rio, President and Treasurer (born 1955)
60 State Street, Suite 1300, Boston, Massachusetts 02109. Mr. Rio is Executive Vice President and Client Service Director of Funds Distributor, Inc. (since April 1998). From June 1995 to March 1998, he was Senior Vice President, Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, he was Director of business development for First Data Corporation. From September 1993 to May 1994, he was Senior Vice President and Manager of Client Services; and Director of Internal Audit at the Boston Company.

Karen Jacoppo-Wood, Vice President and Assistant Secretary (born 1966)
60 State Street, Suite 1300, Boston, Massachusetts 02109. Ms. Jacoppo-Wood is the Assistant Vice President of FDI and an officer of certain investment companies advised or administered by Morgan, Waterhouse, RCM and Harris or their respective affiliates. From June 1994 to January 1996, Ms. Jacoppo-Wood was a Manager, SEC Registration, Scudder, Stevens & Clark, Inc. From 1988 to May 1994, Ms. Jacoppo-Wood was a Senior Paralegal at The Boston Company Advisers, Inc.
(TBCA).

Margaret W. Chambers, Secretary (born 1959)
60 State Street, Suite 1300, Boston, Massachusetts 02109. Ms. Chambers is Senior Vice President and General Counsel of Funds Distributor Inc. (since April 1998). From August 1996 to March 1998, Ms. Chambers was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray.

Christopher J. Kelley, Vice President and Assistant Secretary (born 1964)
60 State Street, Suite 300, Boston, Massachusetts 02109. Mr. Kelley is the Vice President and Associate General Counsel of FDI and Premier Mutual, and an officer of certain investment companies advised or administered by Morgan, Waterhouse and Harris or their respective affiliates. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. From 1992 to 1994, Mr. Kelley was employed by Putnam Investments in Legal and Compliance capacities. Prior to 1992, Mr. Kelley attended Boston College Law School, from which he graduated in May 1992.

Mary A. Nelson, Vice President and Assistant Treasurer (born 1964)
60 State Street, Suite 1300, Boston, Massachusetts 02109. Ms. Nelson is the Vice President and Manager of Treasury Services and Administration of FDI and Premier Mutual, and an officer of certain investment companies advised or administered by Morgan, Dreyfus, Waterhouse, RCM and Harris or their respective affiliates. From 1989 to 1994 Ms. Nelson was Assistant Vice President and Client Manager for The Boston Company, Inc.

Gary S. MacDonald, Vice President and Assistant Treasurer (born 1964)
60 State Street, Suite 1300, Boston, Massachusetts 02109. Mr. MacDonald is the Vice President of FDI with which he has been associated since November 1996. He also is an officer of certain investment companies advised or administered by RCM. From September 1992 to November 1996 he was Vice President of Bay. Banks Investment Management/Bay Bank Financial Services; and from April 1989 to September 1992 he was an Analyst at Wellington Management Company.

Marie E. Connolly, Vice President and Assistant Treasurer (born 1957)
60 State Street, Suite 1300, Boston, Massachusetts 02109. Ms. Connolly is the President, Chief Executive Officer, Chief Compliance Officer and Director of FDI and Premier Mutual, and an officer of certain investment companies advised or administered by Morgan and Dreyfus or their respective affiliates. From December 1991 to July 1994, Ms. Connolly was President and Chief Compliance Officer of FDI. Prior to December 1991, Ms. Connolly served as Vice President and Controller, and later Senior Vice President of TBCA.

Douglas C. Conroy, Vice President and Assistant Treasurer (born 1969)
60 State Street, Suite 130, Boston, Massachusetts 02109. Mr. Conroy is the Assistant Vice President and Manager of Treasury Services and Administration of FDI and an officer of certain investment companies advised or administered by Morgan and Dreyfus or their respective affiliates. Prior to April 1997, Mr. Conroy was Supervisor of Treasury Services and Administration of FDI. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, Mr. Conroy was employed as a Fund Accountant at The Boston Company, Inc.

Joseph F. Tower, III, Vice President and Assistant Treasurer (born 1962)
60 State  Street,  Suite 1300,  Boston,  Massachusetts  02109.  Mr. Tower is the
Executive Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of FDI; Senior Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of Premier Mutual, and an officer of certain investment companies advised or administered by Morgan, Dreyfus and Waterhouse or their respective affiliates. Prior to April 1997, Mr. Tower was Senior Vice President, Treasurer and Chief Financial Officer, Chief Administrative Officer and Director of FDI. From July 1988 to November 1993, Mr. Tower was Financial Manager of The Boston Company, Inc.

John P. Covino, Vice President (born 1964)
60 State Street, Suite 1300, Boston, Massachusetts 02109. Mr. Covino is a Vice President and Treasury Group Manager of Treasury Servicing and Administration of FDI. From February 1995 to November 1998, Mr. Covino was employed by Fidelity Investments where he held multiple positions in its Institutional Brokerage Group. Prior to joining Fidelity Mr. Covino was employed by SunGard Brokerage systems where he was responsible for the technology and development of the accounting product group.

John A. Farnsworth, Trustee (born 1941)
One California Street, Suite 1950, San Francisco, California 94111. Mr. Farnsworth is a partner of Pearson, Caldwell & Farnsworth, Inc., an executive search consulting firm. From May 1988 to September 1991, Mr. Farnsworth was the Managing Partner of the San Francisco office of Ward Howell International, Inc., an executive recruiting firm. From May 1987 until May 1988, Mr. Farnsworth was Managing Director of Jeffrey Casdin & Company, an investment management firm specializing in biotechnology companies. From May 1984 until May 1987, Mr. Farnsworth served as a Senior Vice President of Bank of America and head of the U.S. Private Banking Division.

Andrew Cox, Trustee (born 1944)
750 Vine Street, Denver, Colorado 80206. Since June 1988, Mr. Cox has been engaged as an independent investment consultant. From September 1976 until June 1988, Mr. Cox was a Vice President of the Founders Group of Mutual Funds, Denver, Colorado, and Portfolio Manager or Co-Portfolio Manager of several of the mutual funds in the Founders Group.

Cecilia H. Herbert, Trustee (born 1949)
2636 Vallejo Street, San Francisco, California 94123. Ms. Herbert was Managing Director of Morgan Guaranty Trust Company. From 1983 to 1991 she was General Manager of the bank's San Francisco office, with responsibility for lending, corporate finance and investment banking. Ms. Herbert is a member of the Board of Schools of the Sacred Heart, and is a member of the Archdiocese of San Francisco Finance Council, where she chairs the Investment Committee.

R. Stephen Doyle, Chairman of the Board of Trustees (born 1939).+
101 California Street, San Francisco, California 94111. R. Stephen Doyle, the founder of Montgomery Asset Management, began his career in the financial services industry in 1974. Before starting Montgomery Asset Management in 1990, Mr. Doyle was a General Partner and member of the Management Committee at Montgomery Securities with specific responsibility for private placements and venture capital. Prior to joining Montgomery Securities, Mr. Doyle was at E. F. Hutton & Co. as a Vice President with responsibility for both retail and institutional accounts. Mr. Doyle was also with Connecticut General Insurance, where he served as a Consultant to New York Stock Exchange Member Firms in the area of financial planning.

         The officers of the Trust, and the Trustees who are considered "interested persons" of the Trust, receive no compensation directly from the Trust for performing the duties of their offices. However, those officers and Trustees who are officers or partners of the Manager or Funds Distributor, Inc. (the "Distributor") may receive remuneration indirectly because the Manager will receive a management fee from the Funds and the Distributor, will receive commissions for executing portfolio transactions for the Funds. The Trustees who are not affiliated with the Manager or the Distributor receive an annual retainer and fees and expenses for each regular Board meeting attended. The aggregate compensation paid by each Trust to each of the Trustees during the fiscal year ended June 30, 1999, and the aggregate compensation paid to each of the Trustees during the fiscal year ended June 30, 1999, by all of the registered investment companies to which the Manager provides investment advisory services, are set forth below:





--------------------
         + Trustee deemed an "interested person" of the Funds as defined in the Investment Company Act.

                           -----------------------------------------------------------------------------------------------------
                                                             Fiscal Year Ended June 30, 1999
--------------------------------------------------------------------------------------------------------------------------------
                               Aggregate Compensation         Pension or Retirement         Total Compensation From the Trust
                                        from               Benefits Accrued as Part of               and Fund Complex
Name of Trustee               The Montgomery Funds II            Fund Expenses*                    (2 Additional Trusts)
--------------------------------------------------------------------------------------------------------------------------------
R. Stephen Doyle                       None                           --                                 None
--------------------------------------------------------------------------------------------------------------------------------
John A. Farnsworth                    $15,000                         --                               $55,000
--------------------------------------------------------------------------------------------------------------------------------
Andrew Cox                            $15,000                         --                               $55,000
--------------------------------------------------------------------------------------------------------------------------------
Cecilia H. Herbert                    $15,000                         --                               $55,000
--------------------------------------------------------------------------------------------------------------------------------

* The Trust does not maintain pension or retirement plans.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

         Investment Management Services. As stated in the Prospectuses, investment management services are provided to the Funds by Montgomery Asset Management, LLC (the "Manager"), pursuant to an Investment Management Agreement between the Manager and The Montgomery Funds II dated July 31, 1997, as amended (the "Agreement").

         The Agreement with respect to each Fund is in effect for two years after the Fund's inclusion in the Trust's Agreement (on or around its beginning of public operations) and then continues for each Fund for periods not exceeding one year so long as such continuation is approved at least annually by (1) the Board or the vote of a majority of the outstanding shares of that Fund, and (2) a majority of the Trustees who are not interested persons of any party to the Agreement, in each case by a vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time, without penalty, by a Fund or the Manager upon 60 days' written notice, and is automatically terminated in the event of its assignment as defined in the Investment Company Act.

         For services performed under the Agreement, each Fund pays the Manager a management fee (accrued daily but paid when requested by the Manager) based upon the average daily net assets of the Fund at the following annual rates:

--------------------------------------------------------------------------------
FUND                                  AVERAGE DAILY NET ASSETS       ANNUAL RATE

--------------------------------------------------------------------------------
International Growth Portfolio            First $500 million            0.75%
                                          Over $500 million             0.65%
--------------------------------------------------------------------------------
Emerging Markets Focus Portfolio          First $250 million            1.10%
                                          Next $250 million             1.00%
                                          Over $500 million             0.90%
--------------------------------------------------------------------------------
Global Long-Short Fund                    First $250 million            1.50%
                                          Over $250 million             1.25%
--------------------------------------------------------------------------------

         As noted in the Prospectus, the Manager has agreed to reduce some or all of its management fee if necessary to keep total operating expenses (excluding interest, taxes, dividend expenses and Rule 12b-1 plan fees), expressed on an annualized basis, at or below ninety one-hundredths of one percent (0.90%) of the

International Growth Portfolio's average net assets, one and six-tenths of one percent (1.60%) of the Emerging Markets Focus Portfolio's average net assets, and two and thirty-five one-hundredths of one percent (2.35%) of the Global Long-Short Fund's average net assets. The Manager also may voluntarily reduce additional amounts to increase the return to the Funds' shareholders. Any reductions made by the Manager in its fees are subject to reimbursement by the Funds within the following three years provided the Funds are able to effect such reimbursement and remain in compliance with the foregoing expense limitations. The Manager will generally seek reimbursement for the oldest reductions and waivers before payment by the Funds for fees and expenses for the current year.

         Operating expenses for purposes of the Agreement include the Manager's management fee but do not include any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.

         The Agreement was approved with respect to the Funds by the Board at duly called meetings. In considering the Agreement, the Trustees specifically considered and approved the provision which permits the Manager to seek reimbursement of any reductions made to its management fee within the three-year period. The Manager's ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to a Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations in place at that time. Second, the Manager must specifically request the reimbursement from the Board. Third, the Board must approve such reimbursement as appropriate and not inconsistent with the best interests of the Fund and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable; but the full amount of the potential liability will appear footnote to each Fund's financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement, that the Manager intends to seek such reimbursement and that the Board has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of that Fund for that current period.

         As compensation  for its investment  management  services,  each of the following  Funds  paid  the  Manager  investment  advisory  fees in the  amounts
specified  below.   Additional   investment  advisory  fees  payable  under  the
Agreements  may have instead  been waived by the Manager,  but may be subject to reimbursement by the respective Funds as discussed previously.
------------------------------------------------------------------------------------------------------------
                                                                         FOR THE PERIOD ENDED

                                                               June 30,        March 31,         March 31,
FUND                                                             1999             1999            1998
------------------------------------------------------------------------------------------------------------
International Growth Portfolio*                          $      591,014      $         0      $        0
------------------------------------------------------------------------------------------------------------
Emerging Markets Focus Portfolio*                        $        6,229+     $    46,263      $     4,244

------------------------------------------------------------------------------------------------------------
Global Long-Short Fund*                                  $      885,497+     $   863,717      $    31,398
------------------------------------------------------------------------------------------------------------

* The International Growth Portfolio commenced operations on June 30, 1998; the Emerging Markets Focus Portfolio and the Global Long-Short Fund commenced operations on December 31, 1997.


                                      B-32

  + The Emerging Markets Focus Portfolio and the Global Long-Short Fund changed their fiscal year end from March 31 to June 30.

         Share Marketing Plan. The Trust has adopted a Share Marketing Plan (or Rule 12b-1 Plan) (the "12b-1 Plan") with respect to Class B and Class C shares of the Global Long-Short Fund (for this section, the "Fund"), pursuant to Rule 12b-1 under the Investment Company Act. The Distributor serves as the distribution coordinator under the 12b-1 Plan and, as such, receives any fees paid by the Fund pursuant to the 12b-1 Plan.

         The Board, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (the "Independent Trustees"), at their regular quarterly meeting, adopted the 12b-1 Plan for the Class B and Class C shares of the Fund. Class R and undesignated class shares are not covered by the 12b-1 Plan.

         Under the 12b-1 Plan, the Fund pays distribution fees to the Distributor at an annual rate of 0.75% of the Fund's aggregate average daily net assets attributable to its Class B and Class C shares to reimburse the Distributor for its expenses in connection with the promotion and distribution of those Classes. The 12b-1 Plan provides that the Distributor may use the distribution fees received from the class of the Fund covered by the 12b-1 Plan only to pay for the distribution expenses of that class. Distribution fees are accrued daily and paid monthly, and are charged as expenses of the Class B and Class C shares as accrued. Class B and Class C shares are not obligated under the 12b-1 Plan to pay any distribution expense in excess of the distribution fee. Thus, if the 12b-1 Plan were terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the class to the Distributor. The Distributor may retain (rather than pay to third parties) fees paid under the 12b-1 Plan on the Class C shares during the first year of purchase.

         The 12b-1 Plan provides that it shall continue in effect from year to year provided that a majority of the Board, including a majority of the Independent Trustees, vote annually to continue the 12b-1 Plan. The 12b-1 Plan (and any distribution agreement between the Fund and the Distributor and a selling agent with respect to the Class B and Class C shares) may be terminated without penalty upon at least 60-days' notice by the Distributor, or by the Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the Investment Company Act) of the class to which the 12b-1 Plan applies.

         All distribution fees paid by the Fund under the 12b-1 Plan will be paid in accordance with Rule 2830 of the NASD Regulation, Inc. (the "NASDR") Rules of Conduct, as such Rule may change from time to time. Pursuant to the 12b-1 Plan, the Board will review at least quarterly a written report of the distribution expenses incurred by the Distributor on behalf of the Class B and Class C shares of the Fund. In addition, as long as the 12b-1 Plan remains in effect, the selection and nomination of Trustees who are not interested persons (as defined in the Investment Company Act) of the Trust shall be made by the Trustees then in office who are not interested persons of the Trust.

         Shareholder Services Plan. The Trust has adopted a Shareholder Services Plan (the "Services Plan") with respect to the Global Long-Short Fund (for this section, the "Fund"). The Distributor serves as the service provider under the Services Plan and, as such, receives any fees paid by the Fund pursuant to the Services Plan.

         The Board, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Services Plan or in any agreement related to the Services Plan (the "Independent Trustees"), at their regular quarterly meeting, adopted the Services Plan for the Class R, Class B and Class C shares of the Fund.

         Under the Services Plan, Class R, Class B and Class C shares of the Fund will pay a continuing service fee to the Distributor or other service providers, in an amount, computed and prorated on a daily basis, equal to 0.25% per annum of the average daily net assets of that class of shares of the Fund. Such amounts are compensation for providing certain services to clients owning those classes of shares of the Fund, including personal services such as processing purchase and redemption transactions, assisting in change of address requests and similar administrative details, and providing other information and assistance with respect to the Fund, including responding to shareholder inquiries.

         The Distributor. The Distributor may provide certain administrative services to the Funds on behalf of the Manager. The Distributor will also perform investment banking, investment advisory and brokerage services for persons other than the Funds, including issuers of securities in which the Funds may invest. These activities from time to time may result in a conflict of interests of the Distributor with those of the Funds, and may restrict the ability of the Distributor to provide services to the Funds.

         The  Distributor  from time to time  compensates  other parties for the solicitation of additional investments by existing shareholders or new shareholder accounts. The Distributor pays compensation only to those who have a written agreement with the Distributor or the Manager. The only agreement currently in place is with Bear, Stearns Securities Corp. ("Bear Stearns") and relates to a very limited number of its registered representatives. The Distributor currently pays Bear, Stearns at the annual rate of 0.25% of average daily assets introduced and maintained in customer accounts of these representatives. The Distributor also may reimburse certain solicitation expenses.

         The Custodian. The Chase Manhattan Bank (the "Custodian"), as the successor to the custody business of Morgan Stanley Trust Company, serves as principal custodian of the Funds' assets, which are maintained at the Custodian's principal office, 270 Park Avenue, New York, New York 10017-2070, and at the offices of its branches and agencies throughout the world. The Board has delegated various foreign custody responsibilities to the Custodian, as the "Foreign Custody Manager" for the Funds to the extent permitted by Rule 17f-5 under the Investment Company Act. The Custodian has entered into agreements with foreign sub-custodians in accordance with delegation instructions approved by the Board pursuant to Rule 17f-5. The Custodian, its branches and sub-custodians generally hold certificates for the securities in their custody, but may, in certain cases, have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. Compensation for the services of the Custodian is based on a schedule of charges agreed on from time to time.


                       EXECUTION OF PORTFOLIO TRANSACTIONS

         In all purchases and sales of securities for the Funds, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Agreement, the Manager determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds' portfolio transactions, subject to the instructions of, and review by, that Fund and its Board. Purchases and sales of securities within the U.S. other than on a securities exchange will generally be executed directly with a "market-maker" unless, in the opinion of the Manager or a Fund, a better price and execution can otherwise be obtained by using a broker for the transaction.

         A Fund may contemplate purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. A Fund purchasing ADRs and EDRs may purchase those listed on stock exchanges or traded in the over-the-counter markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the U.S., will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which a Fund may invest may be traded in the over-the-counter markets.

         Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

         In placing portfolio transactions, the Manager will use its best efforts to choose a broker-dealer capable of providing the services necessary generally to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the firm's ability to execute trades in a specific market required by a Funds, such as in an emerging market, the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors.

         Provided the Trust's officers are satisfied that the Funds are receiving the most favorable price and execution available, the Manager may also consider the sale of the Funds' shares as a factor in the selection of broker-dealers to execute their portfolio transactions. The placement of portfolio transactions with broker-dealers who sell shares of the Funds is subject to rules adopted by NASD Regulation, Inc.

         While the Funds' general policy is to seek first to obtain the most favorable price and execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish brokerage, research, and statistical services to the Funds or to the Manager, even if the specific services were not imputed just to the Funds and may be lawfully and appropriately used by the Manager in advising other clients. The Manager considers such information, which is in addition to, and not in lieu of, the services required to be performed by it under the Agreement, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker or evaluating the spread to be paid to a dealer, the Manager, acting on behalf of a Fund, may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by that Fund and the Manager to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to that Fund or assist the Manager in carrying out its responsibilities to that Fund. These brokerage, research and statistical services may include research/analysis reports, on-line quotation and news services, industry publications, portfolio management software, access to market information (e.g., last sales, bid-asked, and order) on various equity and options exchanges, and investment workshops. The standard of reasonableness is to be measured in light of the Manager's overall responsibilities to the Funds. The Board reviews all brokerage allocations where services other than best price and execution capabilities are a factor to ensure that the other services provided meet the criteria outlined above and produce a benefit to the Funds.

         Investment decisions for a Fund are made independently from those of other client accounts of the Manager or its affiliates, and suitability is always a paramount consideration. Nevertheless, it is possible that at times the same securities will be acceptable for one or more Funds and for one or more of such client accounts. The Manager and its personnel may have interests in one or more of those client accounts, either through direct investment or because of management fees based on gains in the account. The Manager has adopted allocation procedures to ensure the fair allocation of securities and prices between the Funds and the Manager's various other accounts. These procedures emphasize the desirability of bunching trades and price averaging (see below) to achieve objective fairness among clients advised by the same portfolio manager or portfolio team. Where trades cannot be bunched, the procedures specify alternatives designed to ensure that buy and sell opportunities are allocated fairly and that, over time, all clients are treated equitably. The Manager's trade allocation procedures also seek to ensure reasonable efficiency in client transactions, and they provide portfolio managers with reasonable flexibility to use allocation methodologies that are appropriate to their investment discipline on client accounts.

         To the extent any of the Manager's client accounts and a Fund seek to acquire the same security at the same general time (especially if that security is thinly traded or is a small-cap stock), that Fund may not be able to acquire as large a portion of such security as it desires or it may have to pay a higher price or obtain a lower yield for such security. Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day's transactions in such security generally will be allocated between that Fund and all such client accounts in a manner deemed equitable by the Manager, taking into account the respective sizes of the accounts, the amount being purchased or sold, and other factors deemed relevant by the Manager. In many cases, a Fund's transactions are bunched with the transactions for other client accounts. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as that Fund is concerned. In other cases, however, it is believed that the ability of a Fund to participate in volume transactions may produce better executions for that Fund.

         Other than for the Global Long-Short Fund, the Manager's sell discipline for investments in issuers is based on the premise of a long-term investment horizon; however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Manager in determining the appropriate investment horizon.

         For each Fund, sell decisions at the country level are dependent on the results of the Manager's asset allocation model. Some countries impose restrictions on repatriation of capital and/or dividends which would lengthen the Manager's assumed time horizon in those countries. In addition, the rapid pace of privatization and initial public offerings creates a flood of new opportunities which must continually be assessed against current holdings.

         At the company level, sell decisions are influenced by a number of factors including current stock valuation relative to the estimated fair value range, or a high P/E relative to expected growth. Negative changes in the relevant industry sector, or a reduction in international competitiveness and a declining financial flexibility may also signal a sell.

         For the fiscal year ended June 30, 1999,  the Funds'  total  securities transactions  generated  commissions of $4,334,532 (including those of two Funds that are currently not offering any shares), of which $8,445 was paid to Bank of
America Securities (formerly Nationsbanc Montgomery Securities). Throughout 1996 and through July 31, 1997, Bank of America Securities,  also formerly Montgomery
Securities,  was  affiliated  with the Funds through its ownership of Montgomery
Asset Management,  L.P., the former manager of the Funds.  Brokerage commissions paid by each Fund are noted below:
---------------------------------------------------------------------------------------------------------------------
                                                                               FISCAL YEAR ENDED
---------------------------------------------------------------------------------------------------------------------
                                                         June 30,                 March 31,            March 31,
Fund                                                       1999                     1999                 1998
---------------------------------------------------------------------------------------------------------------------
International Growth Portfolio*                      $    1,020,365              $         0          $         0
---------------------------------------------------------------------------------------------------------------------
Emerging Markets Focus Portfolio*                    $       17,190+             $    98,117          $      8,616
---------------------------------------------------------------------------------------------------------------------
Global Long-Short Fund*                              $    1,682,405+             $ 1,502,432          $    187,522
---------------------------------------------------------------------------------------------------------------------

* The International Growth Portfolio commenced operations on June 30, 1998; the Emerging Markets Focus Portfolio and the Global Long-Short Fund commenced operations on December 31, 1997.

+ For the three-month period ended June 30, 1999. The Emerging Markets Focus Portfolio and the Global Long-Short Fund changed their fiscal year end from March 31 to June 30.

         The Funds do not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through such brokers solely for selling shares of the Funds. However, brokers who execute brokerage transactions as described above may from time to time effect purchases of shares of the Funds for their customers.

         Depending on the Manager's view of market conditions, a Fund may or may not purchase securities with the expectation of holding them to maturity, although its general policy is to hold securities to maturity. A Funds may, however, sell securities prior to maturity to meet redemptions or as a result of a revised management evaluation of the issuer.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         The Trust reserves the right in its sole discretion to (i) suspend the continued offering of its Funds' shares, and (ii) reject purchase orders in whole or in part when in the judgment of the Manager or the Distributor such suspension or rejection is in the best interest of a Fund.

         When in the judgment of the Manager it is in the best interests of a Fund, an investor may purchase shares of that Fund by tendering payment in kind in the form of securities, provided that any such tendered securities are readily marketable (e.g., the Fund will not acquire restricted securities), their acquisition is consistent with that Fund's investment objective and policies, and the tendered securities are otherwise acceptable to that Fund's Manager. Such securities are acquired by that Fund only for the purpose of investment and not for resale. For the purposes of sales of shares of that Fund for such securities, the tendered securities shall be valued at the identical time and in the identical manner that the portfolio securities of that Fund are valued for the purpose of calculating the net asset value of that Fund's shares. A shareholder who purchases shares of a Fund by tendering payment for the shares in the form of other securities may be required to recognize gain or loss for income tax purposes on the difference, if any, between the adjusted basis of the securities tendered to the Fund and the purchase price of the Fund's shares acquired by the shareholder.

         Payments to shareholders for shares of a Fund redeemed directly from that Fund will be made as promptly as possible but no later than three days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectuses, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC (upon application by a Fund pursuant to Section 22(e) of the Investment Company Act) making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (iii) for such other period as the SEC may permit for the protection of the Fund's shareholders.

         The Funds intend to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions that make payment in cash unwise, the Funds may make payment partly in their portfolio securities with a current amortized cost or market value, as appropriate, equal to the redemption price. Although the Funds do not anticipate that they will make any part of a redemption payment in securities, if such payment were made, an investor may incur brokerage costs in converting such securities to cash. The Trusts have elected to be governed by the provisions of Rule 18f-1 under the Investment Company Act, which require that the Funds pay in cash all requests for redemption by any shareholder of record limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Trust's net assets at the beginning of such period.

         The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of a Fund's portfolio securities at the time of redemption or repurchase.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value per share of a Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets, which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of that Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

         As noted in the Prospectuses, the net asset value of shares of the Funds generally will be determined at least once daily as of 4:00 P.M., Eastern time, (or earlier when trading closes earlier) on each day the NYSE is open for trading. It is expected that the NYSE will be closed on Saturdays and Sundays and for New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The national bank holidays, in addition to New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas, include Columbus Day and Veterans Day. The Funds may, but do not expect to, determine the net asset values of their shares on any day when the NYSE is not open for trading if there is sufficient trading in their portfolio securities on such days to affect materially per-share net asset value.

         Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the close of the NYSE. In addition, trading in and valuation of foreign securities may not take place on every day in which the NYSE is open for trading. Furthermore, trading takes place in various foreign markets on days in which the NYSE is not open for trading and on which the Funds' net asset values are not calculated. Occasionally, events affecting the values of such securities in U.S. dollars on a day on which a Fund calculates its net asset value may occur between the times when such securities are valued and the close of the NYSE that will not be reflected in the computation of that Fund's net asset value unless the Board or its delegates deem that such events would materially affect the net asset value, in which case an adjustment would be made.

         Generally, the Funds' investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Manager and the Trust's Pricing Committee pursuant to procedures approved by or under the direction of the Board.

         The Funds' securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Manager to be the primary market. Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

         Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

         Corporate debt securities, mortgage-related securities and asset-backed securities held by the Funds are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service, approved by the Board, or at fair value as determined in good faith by procedures approved by the Board. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities, and yield-to-maturity information.

         An option that is written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board.

         If any securities held by a Fund are restricted as to resale or do not have readily available market quotations, the Manager and the Trust's Pricing Committee determine their fair value, following procedures approved by the Board. The Board periodically reviews such valuations and valuation procedures. The fair value of such securities is generally determined as the amount which a Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by a Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board in good faith will establish a conversion rate for such currency.

         All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

                              PRINCIPAL UNDERWRITER

         The Distributor, Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02190, also acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is currently registered as a broker-dealer with the SEC and in all 50 states, is a member of most of the principal securities exchanges in the U.S., and is a member of the National Association of Securities Dealers, Inc. The Underwriting Agreement between each Fund and the Distributor is in effect for each Fund for the same periods as the Agreements, and shall continue in effect thereafter for periods not exceeding one year if approved at least annually by (i) the appropriate Board or the vote of a majority of the outstanding securities of that Fund (as defined in the Investment Company Act), and (ii) a majority of the Trustees who are not interested persons of any such party, in each case by a vote cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement with respect to each Fund may be terminated without penalty by the parties thereto upon 60 days' written notice and is automatically terminated in the event of its assignment as defined in the Investment Company Act. There are no underwriting commissions paid with respect to sales of the Funds' shares. The Principal Underwriter has not been paid any underwriting commissions for underwriting securities of the Funds during each of the Funds' last three fiscal years.

                             PERFORMANCE INFORMATION

         As noted in the  Prospectuses,  the Funds may, from time to time and in
accordance   with  applicable   law,  quote  various   performance   figures  in
advertisements and other communications to illustrate their past performance.

         Average Annual Total Return. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return for a Fund will be accompanied by information on that Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from that Fund's inception of operations. The Funds may also advertise aggregate and average total return information over different periods of time. A Fund's "average annual total return" figures are computed according to a formula prescribed by the SEC expressed as follows:

                                       P(1 + T)n = ERV

         Where:       P        =       a hypothetical initial payment of $1,000.

                      T        =       average annual total return.

                      n        =       number of years.

                      ERV      =       Ending    Redeemable   Value   of  a
                                       hypothetical  $1,000 investment made
                                       at  the  beginning  of a  1-,  5- or
                                       10-year  period  at the  end of each
                                       respective   period  (or  fractional
                                       portion      thereof),      assuming
                                       reinvestment  of all  dividends  and
                                       distributions      and      complete
                                       redemption   of   the   hypothetical
                                       investment   at   the   end  of  the
                                       measuring period.

         Aggregate Total Return. A Fund's "aggregate total return" figures represent the cumulative change in the value of an investment in that Fund for the specified period and are computed by the following formula:

                                       ERV - P
                                       -------
                                          P

         Where:       P        =       a  hypothetical  initial payment of
                                       $1,000.

                      ERV      =       Ending    Redeemable   Value   of  a
                                       hypothetical  $1,000 investment made
                                       at  the  beginning  of a  l-,  5- or
                                       10-year  period  at the end of a l-,
                                       5- or 10-year  period (or fractional
                                       portion      thereof),      assuming
                                       reinvestment  of all  dividends  and
                                       distributions      and      complete
                                       redemption   of   the   hypothetical
                                       investment   at   the   end  of  the
                                       measuring period.

         Each Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of that Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in that Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing that Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

         The  average  annual  total  return*  for  each  Fund  for the  periods indicated was as follows:
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         INCEPTION*
                                                                PERIOD ENDED                        THROUGH PERIOD ENDED
FUND                                                            JUNE 30, 1999                        DECEMBER 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
International Growth Portfolio                                      1.80%                                  1.10%
----------------------------------------------------------------------------------------------------------------------------------
                                                         Undesignated Class: 36.55%             Undesignated Class: -20.76%
Emerging Markets Focus Portfolio                               Class B: -15.13%+                       Class B: -18.66%
                                                               Class C: -14.98%+                       Class C: -18.66%
----------------------------------------------------------------------------------------------------------------------------------
Global Long Short Fund                                         Class B: 50.79%                         Class B: 51.69%
                                                               Class C: 50.68%                         Class C: 41.98%
----------------------------------------------------------------------------------------------------------------------------------

* Total return for periods of less than one year are aggregate, not annualized, return figures. The dates of inception (i.e., start of operations) for the Funds were: International Growth Portfolio, June 30, 1998; Emerging Markets Focus Portfolio, December 31, 1997; and Global Long-Short Fund, December 31, 1997.

+ The Emerging Markets Focus Portfolio's Class B and C shares ceased operations on May 28, 1999. The average annual total return shown in the table is as of March 31, 1999.

         Comparisons. To help investors better evaluate how an investment in the Funds might satisfy their investment objectives, advertisements and other materials regarding the Funds may discuss various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Publications, indices and averages, including but not limited to the following may be used in a discussion of a Fund's performance or the investment opportunities it may offer:

         a)  Standard & Poor's 500  Composite  Stock  Index,  one or more of the
Morgan  Stanley  Capital   International   Indices,  and  one  or  more  of  the
International Finance Corporation Indices.

         b) Lipper Mutual Fund Performance Analysis--A ranking service that measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of any applicable sales charges.

         c) Other indices--including Consumer Price Index, Ibbotson, Micropal, CNBC/Financial News Composite Index, MSCI EAFE Index (Morgan Stanley Capital International, Europe, Australasia, Far East Index -- a capitalization-weighted index that includes all developed world markets except for those in North America), Datastream, Worldscope, NASDAQ, Russell 2000, and IFC Emerging Markets Database.

         In addition, one or more portfolio managers or other employees of the Manager may be interviewed by print media, such as by the Wall Street Journal or Business Week or electronic news media, and such interviews may be reprinted or excerpted for the purpose of advertising regarding the Funds.

         In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formulae used by the Funds to calculate their figures.

         The Funds may also publish their relative rankings as determined by independent mutual fund ranking services like Lipper Analytical Services, Inc., VARDS, and Morningstar, Inc.

         Investors should note that the investment results of the Funds will fluctuate over time, and any presentation of a Funds' total return for any period should not be considered as a representation of what an investment may earn or what a investor's total return may be in any future period.

         Reasons to Invest in the Funds. From time to time the Funds may publish or distribute information and reasons supporting the Manager's belief that a particular Fund may be appropriate for investors at a particular time. The information will generally be based on internally generated estimates resulting from the Manager's research activities and projections from independent sources. These sources may include, but are not limited to, Bloomberg, Morningstar, Barings, WEFA, consensus estimates, Datastream, Micropal, I/B/E/S Consensus Forecast, Worldscope, and Reuters as well as both local and international brokerage firms. For example, the Funds may suggest that certain countries or areas may be particularly appealing to investors because of interest rate movements, increasing exports, and/or economic growth. The Funds may, by way of further example, present a region as possessing the fastest growing economies and may also present projected gross domestic product (GDP) for selected economies.

         Research. The Manager has developed its own tradition of intensive research and has made intensive research one of the important characteristics of the Montgomery Funds style.

         The portfolio managers for the Funds work extensively on developing an in-depth understanding of particular foreign markets and particular companies. And they very often discover that they are the first analysts from the United States to meet with representatives of foreign companies, especially those in emerging markets nations.

         Extensive research into companies that are not well known--discovering new opportunities for investment--is a theme that may be used for the Funds.

         In-depth research, however, goes beyond gaining an understanding of unknown opportunities. The portfolio analysts have also developed new ways of gaining information about well-known parts of the domestic market. The growth equity team, for example, has developed its own strategy for analyzing the growth potential of U.S. companies, often large, well-known companies.

         From time to time, advertising and sales materials for the Montgomery Funds may include biographical information about portfolio managers as well as commentary by portfolio managers regarding investment strategy, asset growth, current or past economic, political or financial conditions that may be of interest to investors.

         Also, from time to time, the Manager may refer to its quality and size, including references to its total assets under management (as of June 30, 1999, over $4.5 billion for retail and institutional investors) and total shareholders invested in the Funds (as of June 30, 1999, around 250,000).

                               GENERAL INFORMATION

         Investors in the Funds will be informed of the Funds' progress through periodic reports. Financial statements will be submitted to shareholders semi-annually, at least one of which will be certified by independent public accountants. All expenses incurred in connection with the organization of the Trust have been assumed by a series of the Trust not part of this Statement of Additional Information. Expenses incurred in connection with the establishment and registration of shares of each of the other funds constituting Trusts as separate series of the Trusts have been assumed by each respective Fund. The expenses incurred in connection with the establishment and registration of shares of the Funds as separate series of the Trusts have been assumed by the respective Funds and are being amortized over a period of five years commencing with their respective dates of inception. The Manager has agreed, to the extent necessary, to advance the organizational expenses incurred by certain Funds and will be reimbursed for such expenses after commencement of those Funds' operations. Investors purchasing shares of a Fund bear such expenses only as they are amortized daily against that Funds' investment income.

         As noted above, The Chase Manhattan Bank (the "Custodian") acts as custodian of the securities and other assets of the Funds. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds.

         DST Systems, Inc., P.O. Box 419073, Kansas City, Missouri 64141-6073, serves as the Funds' Transfer and Dividend Disbursing Agent.

         PricewaterhouseCoopers LLP is the independent accountant for the Funds.

         The  validity  of shares  offered  hereby  have been passed on by Paul,
Hastings,   Janofsky  &  Walker  LLP,  345  California  Street,  San  Francisco,
California 94104.

         Among the Board's powers enumerated in the Agreement and Declaration of Trust is the authority to terminate the Trust or any series of the Trust or to merge or consolidate the Trust or one or more of its series with another trust or company without the need to seek shareholder approval of any such action.

         As of July 30, 1999, to the knowledge of the Funds, the following shareholders owned of record 5% or more of the outstanding shares of the respective Funds indicated:


                                      B-44

NAME OF FUND/NAME AND ADDRESS OF RECORD                                       NUMBER OF              PERCENT
OWNER                                                                       SHARES OWNED            OF SHARES
-------------------------------------------------------------------------------------------------------------
International Growth Portfolio
-------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                                                   9,432,162                63.68%
101 Montgomery Street
San Francisco, CA 94104-4122
Springfield Massachusetts Contributory System                                1,760,563                11.89%
36 Court Street
Springfield, MA 01103-1699
-------------------------------------------------------------------------------------------------------------
Emerging Markets Focus Portfolio
-------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith                                             64,521                38.62%
FBO Its Customers
4800 Deer Lake Drive, E. Floor 2
Jacksonville, FL 32246-6484
Frank M. Jordan                                                                 10,212                 6.11%
2529 Fillmore Street
San Francisco, CA 94115-1318
Charles Schwab & Co., Inc.                                                      45,741                27.38%
101 Montgomery Street
San Francisco, CA 94104-4122
Bryan L. & Anne Sudweeks                                                        10,919                 6.54%
817 Ashley Lane
Walnut Creek, CA 94596-3271
Kevin T. Hamilton                                                                9,712                 5.81%
2030 Hatch Road
Novato, California
-------------------------------------------------------------------------------------------------------------
Global Long-Short Fund - Class R
-------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith                                            872,585                 7.46%
FBO Its Customers
4800 Deer Lake Drive, E. Floor 2
Jacksonville, FL 32246-6484

FTC & Co.                                                                    1,178,062                10.07%
Datalynk House Account
P.O. Box 173716
Denver, CO 80217-1716
Charles Schwab & Co., Inc.                                                    4,285419                36.62%
101 Montgomery Street
San Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------------------------
Global Long-Short Fund - Class B
-------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith                                            898,989                94.91%
FBO Its Customers
4800 Deer Lake Drive, E. Floor 2
Jacksonville, FL 32246-6484


                                                    B-45

-------------------------------------------------------------------------------------------------------------
Global Long-Short Fund - Class C
-------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith                                            385,440                97.21%
FBO Its Customers
4800 Deer Lake Drive, E. Floor 2
Jacksonville, FL 32246-6484

         As of July 30, 1999, the Trustees and Officers of the Trust, as a group, owned less than 1% of the outstanding shares of each Fund.

         The Trust is registered with the SEC as a non-diversified management investment company, although each Fund is a diversified series of the Trust. Such a registration does not involve supervision of the management or policies of the Funds. The Prospectuses and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of the Registration Statement may be obtained from the SEC upon payment of the prescribed fee.

                              FINANCIAL STATEMENTS

         The audited financial statements for the relevant periods ending June 30, 1999 for the International Growth Portfolio and the Emerging Markets Focus Portfolio, as contained in the Annual Report to Shareholders of those Funds (the "Report"), are incorporated herein by reference to the Report. The Emerging Markets Focus Portfolio changed its fiscal year from March 31 to June 30.

         Also incorporated by reference are the audited financial statements for the fiscal years ended March 31, 1998 and March 31, 1999 for the Global Long-Short Fund and the Emerging Markets Focus Fund, as contained in the Annual Reports to Shareholders of those Funds for the fiscal years ended March 31, 1998 and March 31, 1999, respectively.

                                    Appendix

         Description ratings for Standard & Poor's Ratings Group ("S&P"); Moody's Investors Service, Inc., ("Moody's"), Fitch Investors Service, L.P. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff & Phelps").

Standard & Poor's Rating Group

Bond Ratings

         AAA Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

         BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         BB Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

         B Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

         CCC Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

         CC The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

         C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

         D Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Ratings

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

         A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

         A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues carrying this designation are regarded as having only speculative capacity for timely payment.

         C This designation is assigned to short-term obligations with doubtful capacity for payment.

         D Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc.

Bond Ratings

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Ratings

         The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Investors Service, L.P.

Bond Ratings

         The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

         AAA Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

         A Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         BB Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         CCC Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

         CC Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

         C Bonds rated C are in imminentdefault in payment of interest or principal.

         DDD, DD and D     Bonds  rated DDD,  DD and D are in actual  default of
                  interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

         Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

Short-Term Ratings

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+     Exceptionally  strong  credit  quality.  Issues  assigned this
                  rating  are  regarded  as  having  the  strongest   degree  of
                  assurance for timely payment.

         F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-l+ and F-1 categories.

         F-3 Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         F-S Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         D Default. Issues assigned this rating are in actual or imminent payment default.

Duff & Phelps Credit Rating Co.

Bond Ratings

         AAA Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         BBB Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. There may be considerable variability in risk for bonds in this category during economic cycles.

         BB Bonds rated BB are below investment grade but are deemed by Duff as likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

         B Bonds rated B are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

         CCC Bonds rated CCC are well below investment grade securities. Such bonds may be in default or have considerable uncertainty as to timely payment of interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic or industry conditions and/or with unfavorable company developments.

         DD       Defaulted  debt   obligations.   Issuer  has  failed  to  meet
                  scheduled principal and/or interest payments.

         Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.

Commercial Paper Ratings

         Duff-1 The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.

         Duff-2 Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

         Duff-3 Paper rated Duff-3 is regarded as having satisfactory liquidity and other protection factors. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         Duff-4 Paper rated Duff-4 is regarded as having speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

         Duff-5 Paper rated Duff-5 is in default. The issuer has failed to meet scheduled principal and/or interest payment.